Fidelity®

Capital Appreciation

Fund

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital Appreciation	-12.33%	5.40%	153.32%
S&P 500 ®	-15.11%	3.69%	156.63%
Capital Appreciation Funds Average	-13.72%	2.91%	128.37%
Multi-Cap Core Funds Average	-14.84%	1.13%	135.97%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation	-12.33%	1.06%	9.74%
S&P 500	-15.11%	0.73%	9.88%
Capital Appreciation Funds Average	-13.72%	-0.22%	7.60%
Multi-Cap Core Funds Average	-14.84%	-0.20%	8.59%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the one-year period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall 12-month period, the large-cap-oriented Standard & Poor's 500SM Index dropped 15.11%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.04%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 5.56%.

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended October 31, 2002, the fund returned -12.33%. The Standard & Poor's 500 Index returned -15.11% during the same period, while the capital appreciation funds average, as tracked by Lipper Inc., returned -13.72%.

Q. How did the investing environment influence your strategy?

A. It was an extremely volatile period, and the fund's positioning throughout reflected that. My focus during the first half of the period was mostly on smaller, value-oriented stocks - particularly in the homebuilding and health care groups - and this emphasis helped performance. In the spring, I dipped a toe back into the technology waters because I felt investor sentiment on tech had become overly pessimistic. My test turned out to be premature, though, as technology stocks continued to struggle through the summer. I then went full-bore into technology in early October, mostly due to my convictions that global sentiment had reached new lows and that fundamentals were on the upswing. Fortunately, technology stocks staged a terrific rally in October - the NASDAQ index was up almost 14% for the month - and the fund capitalized. At the end of the period, the fund had more than 38% of its assets invested in technology.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Where did you find both value and growth opportunities?

A. On the value side, the fund's stakes in leading homebuilders such as Lennar and Beazer Homes USA generated positive results. Lennar in particular was a great story, as the company continued to grow its earnings by building and selling affordable homes in non-congested areas of the U.S. I also added to the fund's positions in several health care stocks, including St. Jude Medical and Johnson & Johnson. Most of my growth investing revolved around technology, and ran the gamut from new economy stocks such as Yahoo! to old standbys such as Dell Computer to semiconductor stocks such as KLA-Tencor and Analog Devices, which are typically the first group to benefit from a collective technology rebound. Yahoo! was the fund's top holding at the end of October because I liked the company's free cash flow profile, its diversified revenue sources and its stake in Yahoo! Japan, which has become the top Web portal site in that country. Dell and Yahoo! performed well, while the semiconductor stocks generated mixed results.

Q. Were there any opportunities that you missed?

A. There always are, of course, and I'd say a prime example during this period was bank stocks. One of my themes over the past year was to focus on companies with singular, easy-to-understand business models, and since many banks tend to be complicated, I kept the fund's exposure to the group very low. Unfortunately, my decision to do so hurt, as banks generally did a good job of managing their businesses through the favorable low interest rate environment.

Q. Which stocks held performance back during the period?

A. The fund's biggest detractor was Qwest Communications, which continued to suffer revenue setbacks. Another disappointment was Electronic Data Systems, or EDS. Most of EDS' revenue comes from long-term contracts where the company is contracted to provide information technology solutions to other firms. This recurring revenue had been a plus in the past, but new agreement activity stalled as companies cut back on spending. Semtech - a small-cap semiconductor company - was hit extra-hard by the technology sell-off during much of the period. The fund did not own Qwest at the end of the period.

Q. What's your outlook, Harry?

Overall, I'm pretty optimistic. We're seeing positive data on trucking and shipping activity, which means commerce is picking up. We're also seeing an upturn in technology fundamentals in that inventories have come more in line with end demand. My focus going forward will be to stay in growth stocks and stay fully invested. I've learned over the past year that it's impossible to predict a market bottom, but this feels a lot closer than it ever has for me.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 307

Trading symbol: FDCAX

Start date: November 26, 1986

Size: as of October 31, 2002, more than $1.7 billion

Manager: Harry Lange, since 1996; manager, several Fidelity Select Portfolios, 1992-1996; research director, Fidelity Investments Far East, 1988-1992; joined Fidelity in 1987

3

Harry Lange on a lesson learned from a sensitive market:

"More than ever, publicly traded stocks today are under intense scrutiny from regulators, short sellers and the media. Considering the scandals we've seen, this level of scrutiny is certainly justified. But it's also created an environment of sensitivity, which in turn has made my job more challenging. There have been many instances, for example, where a news item regarding a company came out of the blue, and investors - fearing a potential investigation - sold first and asked questions later, driving the stock price down. This type of mentality has made it more difficult to analyze companies because you don't know what's coming next. One such story recently broke concerning Tenet Healthcare, which at the time was a top-10 holding in the fund. In a nutshell, Tenet had found a loophole whereby the company could legally bill maximum Medicare reimbursements. The day the story appeared, Tenet's stock price fell 10% in value - from $50 to $45 - and I sold two-thirds of our position in the stock. By the end of October, Tenet's stock price had fallen to just under $29. The moral of the story is that in the sensitive environment we're operating in, it may make sense to abandon ship with some stocks once you see a leak."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Yahoo!, Inc.	7.1	1.2
Dell Computer Corp.	6.9	3.5
Lennar Corp.	5.9	6.2
Microsoft Corp.	5.0	1.5
Tyco International Ltd.	3.5	3.4
Univision Communications, Inc. Class A	2.9	2.9
Johnson & Johnson	2.8	2.3
KLA-Tencor Corp.	2.3	0.8
EMC Corp.	2.3	1.2
AOL Time Warner, Inc.	2.2	0.0
	40.9
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.7	22.5
Consumer Discretionary	23.5	22.5
Health Care	13.6	15.5
Industrials	7.1	9.3
Energy	3.8	5.8
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Stocks 97.4%		Stocks 98.4%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	8.4%	** Foreign investments	7.3%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 23.5%
Distributors - 0.1%
Handleman Co. (a)	92,100	$ 920
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	400,000	7,244
Starbucks Corp. (a)	1,200,000	28,608
		35,852
Household Durables - 8.1%
Beazer Homes USA, Inc. (a)	100,000	6,573
D.R. Horton, Inc.	212,970	4,104
Daito Trust Construction Co.	442,500	8,684
George Wimpey PLC	1,000,000	4,303
Lennar Corp.	1,830,018	100,962
Maytag Corp.	548,980	14,164
		138,790
Internet & Catalog Retail - 0.5%
Senshukai Co. Ltd.	582,000	2,621
Ticketmaster Class B (a)	251,300	5,931
		8,552
Leisure Equipment & Products - 0.0%
K2, Inc. warrants 12/31/02 (a)	76	0
Media - 10.8%
AOL Time Warner, Inc. (a)	2,517,426	37,132
Clear Channel Communications, Inc. (a)	200,000	7,410
Comcast Corp. Class A (special) (a)	58,600	1,348
Lamar Advertising Co. Class A (a)	400,000	13,576
Liberty Media Corp. Class A (a)	500,000	4,135
Playboy Enterprises, Inc.:
Class A (a)	25,000	176
Class B (non-vtg.) (a)	2,325,600	19,279
Radio One, Inc.:
Class A (a)	401,600	6,747
Class D (non-vtg.) (a)	803,200	13,397
TMP Worldwide, Inc. (a)	568,500	8,800
Univision Communications, Inc. Class A (a)	1,900,000	49,229
Viacom, Inc. Class B (non-vtg.) (a)	500,000	22,305
		183,534
Specialty Retail - 1.9%
AutoZone, Inc. (a)	100,000	8,577
Gadzooks, Inc. (a)	150,000	561
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gap, Inc.	800,000	$ 9,416
Gart Sports Co. (a)	55,000	1,024
Toys 'R' Us, Inc. (a)	1,000,000	9,990
Yamada Denki Co. Ltd.	50,000	1,232
Yamada Denki Co. Ltd. New (a)	100,000	2,350
		33,150
TOTAL CONSUMER DISCRETIONARY		400,798
CONSUMER STAPLES - 3.8%
Beverages - 1.7%
PepsiCo, Inc.	300,000	13,230
Robert Mondavi Corp. Class A (a)	200,000	6,600
The Coca-Cola Co.	200,000	9,296
		29,126
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	600,000	13,344
Tyson Foods, Inc. Class A	182,200	2,017
		15,361
Personal Products - 0.5%
Avon Products, Inc.	164,380	7,971
Tobacco - 0.7%
Philip Morris Companies, Inc.	300,000	12,225
TOTAL CONSUMER STAPLES		64,683
ENERGY - 3.8%
Energy Equipment & Services - 3.1%
ENSCO International, Inc.	466,970	12,627
GlobalSantaFe Corp.	200,000	4,780
Maverick Tube Corp. (a)	233,100	2,972
Nabors Industries Ltd. (a)	64,575	2,258
Noble Corp. (a)	900,000	29,088
Transocean, Inc.	102,696	2,257
		53,982
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 0.7%
EOG Resources, Inc.	150,000	$ 5,555
Teekay Shipping Corp.	180,000	5,900
		11,455
TOTAL ENERGY		65,437
FINANCIALS - 2.7%
Banks - 0.0%
Mizuho Holdings, Inc.	124	188
Diversified Financials - 1.4%
Daiwa Securities Group, Inc.	663,500	3,097
Goldman Sachs Group, Inc.	50,000	3,580
Household International, Inc.	32,700	777
JAFCO Co. Ltd.	156,500	6,576
Nomura Holdings, Inc.	807,500	9,290
		23,320
Insurance - 0.6%
Allstate Corp.	200,000	7,956
Sun Life Financial Services of Canada, Inc.	100,000	1,681
		9,637
Real Estate - 0.7%
Alexandria Real Estate Equities, Inc.	190,300	7,993
LNR Property Corp.	90,268	3,218
Mitsubishi Estate Co. Ltd.	200,000	1,495
		12,706
TOTAL FINANCIALS		45,851
HEALTH CARE - 13.6%
Health Care Equipment & Supplies - 2.3%
Advanced Medical Optics, Inc. (a)	11,111	108
Apogent Technologies, Inc. (a)	400,000	7,272
Medtronic, Inc.	200,000	8,960
St. Jude Medical, Inc. (a)	600,000	21,366
Zimmer Holdings, Inc. (a)	50,000	2,061
		39,767
Health Care Providers & Services - 5.2%
Anthem, Inc.	73,171	4,610
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Cardinal Health, Inc.	100,000	$ 6,921
HCA, Inc.	500,000	21,745
Health Management Associates, Inc. Class A (a)	150,000	2,868
McKesson Corp.	50,000	1,491
Tenet Healthcare Corp. (a)	575,000	16,531
UnitedHealth Group, Inc.	210,000	19,100
Wellpoint Health Networks, Inc. (a)	200,000	15,042
		88,308
Pharmaceuticals - 6.1%
Forest Laboratories, Inc. (a)	250,000	24,498
Johnson & Johnson	800,000	47,000
King Pharmaceuticals, Inc. (a)	100,000	1,535
Mylan Laboratories, Inc.	250,000	7,868
Pfizer, Inc.	651,700	20,705
Sepracor, Inc. (a)	20,000	174
SICOR, Inc. (a)	79,000	1,176
		102,956
TOTAL HEALTH CARE		231,031
INDUSTRIALS - 7.1%
Airlines - 0.1%
Deutsche Lufthansa AG:
(Reg.) (c)	100,000	1,146
(Reg.) (a)	100,000	1,146
		2,292
Commercial Services & Supplies - 3.2%
Cintas Corp.	100,000	4,727
First Data Corp.	150,000	5,241
HON Industries, Inc.	108,700	2,777
Pegasus Solutions, Inc. (a)	697,150	7,599
Republic Services, Inc. (a)	1,400,000	28,812
Robert Half International, Inc. (a)	300,000	5,010
		54,166
Industrial Conglomerates - 3.5%
Tyco International Ltd.	4,100,000	59,286
Machinery - 0.1%
THK Co. Ltd.	275,100	2,801
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.2%
Union Pacific Corp.	50,000	$ 2,953
TOTAL INDUSTRIALS		121,498
INFORMATION TECHNOLOGY - 38.7%
Communications Equipment - 2.9%
Cable Design Technologies Corp. (a)	750,000	3,675
Cisco Systems, Inc. (a)	705,000	7,882
Comverse Technology, Inc. (a)	322,900	2,354
Lucent Technologies, Inc.	34,789	43
Nokia Corp. sponsored ADR	2,100,000	34,902
		48,856
Computers & Peripherals - 9.7%
Dell Computer Corp. (a)	4,100,000	117,301
EMC Corp. (a)	7,649,400	39,088
Sun Microsystems, Inc. (a)	2,822,400	8,357
		164,746
Electronic Equipment & Instruments - 1.2%
Avnet, Inc.	417,900	3,886
Nichicon Corp.	500,000	5,675
Tech Data Corp. (a)	350,000	11,183
Varian, Inc. (a)	11,900	350
		21,094
Internet Software & Services - 7.2%
HomeStore, Inc. (a)	2,548,560	1,886
Yahoo!, Inc. (a)	8,157,090	121,702
		123,588
IT Consulting & Services - 1.6%
Computer Sciences Corp. (a)	300,000	9,687
Electronic Data Systems Corp.	1,119,200	16,855
		26,542
Semiconductor Equipment & Products - 9.6%
Agere Systems, Inc.:
Class A (a)	375	0
Class B (a)	9,203	9
Analog Devices, Inc. (a)	1,100,000	29,480
ASML Holding NV (NY Shares) (a)	300,000	2,580
Broadcom Corp. Class A (a)	300,000	3,594
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	1,487,300	$ 25,730
Intersil Corp. Class A (a)	89,600	1,522
KLA-Tencor Corp. (a)	1,098,200	39,129
Micron Technology, Inc. (a)	1,539,800	24,637
Novellus Systems, Inc. (a)	300,000	9,480
Semtech Corp. (a)	897,800	12,686
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	330,000	2,581
Teradyne, Inc. (a)	450,000	5,450
Texas Instruments, Inc.	465,600	7,384
		164,262
Software - 6.5%
BEA Systems, Inc. (a)	634,695	5,134
Microsoft Corp. (a)	1,591,800	85,114
Nippon System Development Co. Ltd.	125,000	1,751
Oracle Corp. (a)	1,000,000	10,190
Symantec Corp. (a)	200,000	8,000
Synopsys, Inc. (a)	9,300	352
		110,541
TOTAL INFORMATION TECHNOLOGY		659,629
MATERIALS - 2.3%
Chemicals - 0.1%
Praxair, Inc.	50,000	2,725
Construction Materials - 0.8%
Lafarge North America, Inc.	155,617	4,614
Martin Marietta Materials, Inc.	300,000	8,352
		12,966
Containers & Packaging - 0.5%
Pactiv Corp. (a)	400,000	7,936
Metals & Mining - 0.9%
Alcoa, Inc.	300,000	6,618
Chubu Steel Plate Co. Ltd.	60,000	55
Newmont Mining Corp. Holding Co.	200,000	4,944
Pechiney SA Series A	100,000	3,084
		14,701
TOTAL MATERIALS		38,328
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.5%
AT&T Corp.	754,900	$ 9,844
Citizens Communications Co.	2,000,000	16,640
France Telecom SA	8,300	95
JSAT Corp.	60	196
TeraBeam Networks (d)	11,600	3
		26,778
Wireless Telecommunication Services - 0.2%
NTT DoCoMo, Inc.	1,355	2,499
Triton PCS Holdings, Inc. Class A (a)	200,000	490
		2,989
TOTAL TELECOMMUNICATION SERVICES		29,767
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Equitable Resources, Inc.	100,000	3,560
TOTAL COMMON STOCKS (Cost $1,776,834)		1,660,582
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (d)	15,100	15
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. (depositary shares)	9,100	70
TOTAL PREFERRED STOCKS (Cost $415)		85
Money Market Funds - 3.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.83% (b)	45,725,423	$ 45,725
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	12,496,853	12,497
TOTAL MONEY MARKET FUNDS (Cost $58,222)		58,222
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,835,471)		1,718,889
NET OTHER ASSETS - (0.8)%		(13,900)
NET ASSETS - 100%		$ 1,704,989
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,146,000 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 260
TeraBeam Networks	4/7/00	$ 44
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,601,483,000 and $1,748,402,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $146,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,000 or 0% of net assets.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $123,740,000 of which $29,447,000 and $94,293,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $12,124) (cost $1,835,471) - See accompanying schedule		$ 1,718,889
Receivable for investments sold		745
Receivable for fund shares sold		969
Dividends receivable		243
Interest receivable		39
Other receivables		13
Total assets		1,720,898

Liabilities
Payable for investments purchased	$ 932
Payable for fund shares redeemed	1,062
Accrued management fee	1,134
Other payables and accrued expenses	284
Collateral on securities loaned, at value	12,497
Total liabilities		15,909

Net Assets		$ 1,704,989
Net Assets consist of:
Paid in capital		$ 1,964,926
Accumulated net investment loss		(4,005)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,352)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(116,580)
Net Assets, for 104,699 shares outstanding		$ 1,704,989
Net Asset Value, offering price and redemption price per share ($1,704,989 ÷ 104,699 shares)		$ 16.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 12,838
Interest		984
Security lending		129
Total income		13,951

Expenses
Management fee Basic fee	$ 11,898
Performance adjustment	4,766
Transfer agent fees	4,596
Accounting and security lending fees	435
Non-interested trustees' compensation	8
Custodian fees and expenses	80
Registration fees	45
Audit	64
Legal	22
Miscellaneous	60
Total expenses before reductions	21,974
Expense reductions	(786)	21,188
Net investment income (loss)		(7,237)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(40,731) on sales of investments in affiliated issuers)	(101,097)
Foreign currency transactions	183
Total net realized gain (loss)		(100,914)
Change in net unrealized appreciation (depreciation) on: Investment securities	(133,041)
Assets and liabilities in foreign currencies	17
Total change in net unrealized appreciation (depreciation)		(133,024)
Net gain (loss)		(233,938)
Net increase (decrease) in net assets resulting from operations		$ (241,175)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,237)	$ 4,560
Net realized gain (loss)	(100,914)	(23,272)
Change in net unrealized appreciation (depreciation)	(133,024)	(593,081)
Net increase (decrease) in net assets resulting from operations	(241,175)	(611,793)
Distributions to shareholders from net investment income	-	(16,788)
Distributions to shareholders from net realized gain	-	(238,389)
Total distributions	-	(255,177)
Share transactions Net proceeds from sales of shares	242,587	656,866
Reinvestment of distributions	-	244,711
Cost of shares redeemed	(414,424)	(864,611)
Net increase (decrease) in net assets resulting from share transactions	(171,837)	36,966
Total increase (decrease) in net assets	(413,012)	(830,004)

Net Assets
Beginning of period	2,118,001	2,948,005
End of period (including accumulated net investment loss of $4,005 and undistributed net investment income of $4,667, respectively)	$ 1,704,989	$ 2,118,001
Other Information Shares
Sold	12,958	29,529
Issued in reinvestment of distributions	-	10,780
Redeemed	(22,317)	(40,447)
Net increase (decrease)	(9,359)	(138)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 18.57	$ 25.82	$ 25.73	$ 19.29	$ 21.66
Income from Investment Operations
Net investment income (loss) C	(.07)	.04	.04 D	.13	.09 E
Net realized and unrealized gain (loss)	(2.22)	(5.01)	2.11	6.86	.47
Total from investment operations	(2.29)	(4.97)	2.15	6.99	.56
Distributions from net investment income	-	(.15)	(.57)	(.10)	(.08)
Distributions from net realized gain	-	(2.13)	(1.49)	(.45)	(2.85)
Total distributions	-	(2.28)	(2.06)	(.55)	(2.93)
Net asset value, end of period	$ 16.28	$ 18.57	$ 25.82	$ 25.73	$ 19.29
Total Return A, B	(12.33)%	(20.86)%	8.14%	36.98%	2.56%
Ratios to Average Net Assets F
Expenses before expense reductions	1.07%	.94%	.85%	.67%	.70%
Expenses net of voluntary waivers, if any	1.07%	.94%	.85%	.67%	.70%
Expenses net of all reductions	1.03%	.91%	.83%	.65%	.67%
Net investment income (loss)	(.35)%	.17%	.15%	.56%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,705	$ 2,118	$ 2,948	$ 2,936	$ 2,292
Portfolio turnover rate	80%	120%	85%	78%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 227,534
Unrealized depreciation	(363,731)
Net unrealized appreciation (depreciation)	(136,197)
Capital loss carryforward	(123,740)
Total Distributable earnings	$ (259,937)
Cost for federal income tax purposes	$ 1,855,086

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the fund's average net assets.

Sales Load. Prior to October 12, 1990, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges of $121 all of which was retained, on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $984 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $775 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $11.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Big Buck Brew & Steakhouse, Inc.	$ -	$ 987	$ -	$ -
Homestore.com, Inc.	-	45,140	-	-
TOTALS	$ -	$ 46,127	$ -	$ -

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (50)

Year of Election or Appointment: 1997

Vice President of Capital Appreciation. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,222,493,678.54	87.678
Against	279,721,708.70	4.696
Abstain	286,357,491.33	4.808
Broker Non-Votes	167,894,021.89	2.818
TOTAL	5,956,466,900.46	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,196,865,402.08	87.247
Against	473,285,291.69	7.946
Abstain	286,316,206.69	4.807
TOTAL	5,956,466,900.46	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,635,727,235.68	94.615
Withheld	320,739,664.78	5.385
TOTAL	5,956,466,900.46	100.00
Ralph F. Cox
Affirmative	5,623,905,681.38	94.417
Withheld	332,561,219.08	5.583
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	5,620,502,273.77	94.360
Withheld	335,964,626.69	5.640
TOTAL	5,956,466,900.46	100.00
Robert M. Gates
Affirmative	5,628,576,805.30	94.495
Withheld	327,890,095.16	5.505
TOTAL	5,956,466,900.46	100.00
Abigail P. Johnson
Affirmative	5,618,458,589.55	94.325
Withheld	338,008,310.91	5.675
TOTAL	5,956,466,900.46	100.00
Edward C. Johnson 3d
Affirmative	5,615,698,302.80	94.279
Withheld	340,768,597.66	5.721
TOTAL	5,956,466,900.46	100.00
Donald J. Kirk
Affirmative	5,631,713,874.00	94.548
Withheld	324,753,026.46	5.452
TOTAL	5,956,466,900.46	100.00
Marie L. Knowles
Affirmative	5,635,769,979.46	94.616
Withheld	320,696,921.00	5.384
TOTAL	5,956,466,900.46	100.00
Ned C. Lautenbach
Affirmative	5,636,294,430.25	94.625
Withheld	320,172,470.21	5.375
TOTAL	5,956,466,900.46	100.00
Peter S. Lynch
Affirmative	5,637,908,154.52	94.652
Withheld	318,558,745.94	5.348
TOTAL	5,956,466,900.46	100.00

*Denotes trust-wide proposals and voting results.

Annual Report

Proxy Voting Results - continued

	# of Votes	% of Votes
Marvin L. Mann
Affirmative	5,630,237,345.24	94.523
Withheld	326,229,555.22	5.477
TOTAL	5,956,466,900.46	100.00
William O. McCoy
Affirmative	5,630,329,324.79	94.525
Withheld	326,137,575.67	5.475
TOTAL	5,956,466,900.46	100.00
William S. Stavropoulos
Affirmative	5,616,650,285.04	94.295
Withheld	339,816,615.42	5.705
TOTAL	5,956,466,900.46	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	690,616,389.29	82.240
Against	72,961,642.13	8.689
Abstain	46,742,193.18	5.566
Broker Non-Votes	29,435,971.23	3.505
TOTAL	839,756,195.83	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	686,928,068.22	81.801
Against	77,167,257.90	9.189
Abstain	46,224,900.07	5.505
Broker Non-Votes	29,435,969.64	3.505
TOTAL	839,756,195.83	100.00

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CAF-ANN-1202 158356
1.538293.105

Fidelity®

Disciplined Equity

Fund

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Disciplined Equity	-10.25%	9.02%	152.89%
S&P 500 ®	-15.11%	3.69%	156.63%
Growth Funds Average	-16.68%	-3.63%	123.36%
Large-Cap Core Funds Average	-16.26%	-3.24%	126.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Disciplined Equity	-10.25%	1.74%	9.72%
S&P 500	-15.11%	0.73%	9.88%
Growth Funds Average	-16.68%	-1.14%	7.86%
Large-Cap Core Funds Average	-16.26%	-0.82%	8.33%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Disciplined Equity Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the one-year period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall 12-month period, the large-cap-oriented Standard & Poor's 500SM Index dropped 15.11%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.04%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 5.56%.

(Portfolio Manager photograph)
An interview with Steven Snider, Portfolio Manager of Fidelity Disciplined Equity Fund

Q. How did the fund perform, Steve?

A. For the 12-month period that ended October 31, 2002, the fund returned -10.25%. During the same period, the Standard & Poor's 500 Index returned -15.11%, while the growth funds average tracked by Lipper Inc. returned -16.68%.

Q. What accounted for the fund's outperformance of its index and peer group benchmark?

A. Stock selection was the key reason for the outperformance. While I will occasionally over- or underweight particular sectors relative to the benchmark, the fund's style seeks to reduce the influence of sector selection on overall performance. Any sector deviations, therefore, are the consequence of selecting individual stocks based upon their rankings as determined by our quantitative models.

Q. Which stocks were contributors to performance during the 12-month period?

A. Health care companies UnitedHealth Group, Oxford Health Plans and Wellpoint Health Networks were all contributors. I overweighted UnitedHealth as it continued to benefit from rising membership ranks, very strict cost controls and good margins. Oxford got a boost as it exceeded earnings expectations and repurchased stock. Wellpoint benefited from strong premium growth as well as increased enrollments, which it added to by acquiring new businesses. Homebuilding companies NVR and Lennar also were top contributors as their stock prices rose on pent-up demand for housing, which was helped by near-historic-low mortgage rates. Regional bank Golden West's stock posted strong performance numbers after beating analyst estimates all year. The company's loan origination business grew 20%, while it kept risks and expenses under control. Procter & Gamble, which I overweighted throughout the year, benefited from senior management changes and a restructuring that led to cost savings and more efficient inventory controls.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What stocks disappointed?

A. One of the tenets of quantitative investing is that it works best when used with large numbers of stocks. This means that we need to recognize that our quant models will be wrong occasionally. Unfortunately, that is what happened in the case of Intel and Applied Materials, the fund's top two detractors. I underweighted both companies earlier in the year when they rallied strongly, and then increased the positions mid-year just before the semiconductor industry slowed and the stocks began to underperform. As of the end of the period, these companies were slightly underweighted in the fund. Consumer electronics store Best Buy also hurt performance. The company's sales softened as consumer spending slowed during the economic downturn. McDonald's stock declined during the period as the fast-food giant was troubled by weak sales and declining earnings, which precipitated an announcement by the company that it would close stores and reduce its workforce. I've since sold Best Buy and McDonald's. Wells Fargo was among the best-performing banks in the S&P 500® index throughout the period, but was not as highly ranked by our quantitative models as some other banks. Thus, I underweighted the stock for most of the period, which hurt performance.

Q. What's your outlook?

A. I'm cautiously optimistic, although there's still a lot of uncertainty in the market. The third quarter of 2002 showed a larger recovery in corporate profits than we've seen for some time, which may set the stage for improvement in 2003. Our economy is quite resilient, as illustrated by the events of the past year - despite the temporary shutdown of a major financial center, the bankruptcies of several high-profile companies and the exposure of dubious business practices, the economy continued to grow. The ability of the U.S. economic and political systems to undertake difficult reforms is a central part of the underlying strength of our economy, and a source of my optimism for the long-term potential of the U.S. equity markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in a diversified portfolio of common stocks that the manager determines, using quantitative and fundamental research, to be undervalued compared to others in their industries

Fund number: 315

Trading symbol: FDEQX

Start date: December 28, 1988

Size: as of October 31, 2002, more than $2.7 billion

Manager: Steven Snider, since 2000; manager of equity portfolios for Fidelity Management Trust Company, since 1994; joined Fidelity in 1992

3

Steve Snider discusses his investment strategy:

"I'm sometimes asked to explain why I make stock-based investment decisions rather than sector-based ones. As a quantitative manager, my goal is to add value in those areas where I believe I have a statistical advantage and to try to minimize the risks from less predictable areas. Statistically, I'm more likely to be right - and select better-performing stocks - when I look at the total universe of stocks that meet our quantitative criteria. In the case of this fund, that's approximately 3,000 stocks. Because there are only 10 major market sectors, a wrong sector decision would have a much greater impact on the fund than if I were wrong on one stock decision.

"Additionally, while the fund's sector weightings generally track the S&P 500, more than 80% of the fund's stock universe isn't in that index. Those out-of-benchmark stocks could be top performers, but if I arbitrarily limit sector weightings in advance I might miss owning a number of good opportunities.

"In summary, while I'll allow sector weightings to deviate somewhat from the index, it will be because of the attractiveness of the underlying stocks themselves and not because of an imposed top-down viewpoint."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.8	2.8
Wal-Mart Stores, Inc.	3.0	2.5
Johnson & Johnson	2.6	1.7
Procter & Gamble Co.	2.6	2.3
Exxon Mobil Corp.	2.3	3.1
Pfizer, Inc.	2.3	1.9
Dell Computer Corp.	2.1	1.0
Cisco Systems, Inc.	1.9	1.5
General Electric Co.	1.8	2.9
The Coca-Cola Co.	1.7	1.2
	24.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.1	15.5
Consumer Discretionary	16.4	16.7
Health Care	16.0	14.6
Information Technology	14.6	15.7
Industrials	11.4	11.6
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Stocks, Investment Companies and Equity Futures 98.8%		Stocks 96.4%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 3.6%
* Foreign investments	1.3%	** Foreign investments	2.1%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	75,000	$ 1,778
Lear Corp. (a)	200,000	7,310
		9,088
Automobiles - 0.8%
General Motors Corp.	497,200	16,532
Harley-Davidson, Inc.	100,000	5,230
		21,762
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	375,000	7,118
Gtech Holdings Corp. (a)	150,000	3,900
Harrah's Entertainment, Inc. (a)	150,000	6,300
International Game Technology (a)	225,400	16,952
MGM Mirage, Inc. (a)	100,000	3,110
Yum! Brands, Inc. (a)	400,000	9,012
		46,392
Household Durables - 1.9%
Black & Decker Corp.	150,000	7,014
D.R. Horton, Inc.	375,957	7,245
KB Home	80,000	3,776
Lennar Corp.	220,500	12,165
NVR, Inc. (a)	35,100	11,899
Ryland Group, Inc.	230,000	9,568
		51,667
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	200,000	12,648
Leisure Equipment & Products - 0.0%
Action Performance Companies, Inc.	75,000	1,548
Media - 2.3%
AOL Time Warner, Inc. (a)	600,000	8,850
Clear Channel Communications, Inc. (a)	130,000	4,817
Tribune Co.	150,000	7,208
Viacom, Inc. Class B (non-vtg.) (a)	959,500	42,803
		63,678
Multiline Retail - 3.9%
Dillard's, Inc. Class A	200,000	3,298
Kohl's Corp. (a)	393,900	23,023
Wal-Mart Stores, Inc.	1,526,100	81,723
		108,044
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.7%
Abercrombie & Fitch Co. Class A (a)	235,000	$ 4,188
Asbury Automotive Group, Inc.	3,300	29
AutoNation, Inc. (a)	150,000	1,592
AutoZone, Inc. (a)	75,000	6,433
Bed Bath & Beyond, Inc. (a)	300,000	10,638
Blockbuster, Inc. Class A	200,000	4,794
Carmax, Inc. (a)	78,469	1,286
Chico's FAS, Inc. (a)	200,000	3,860
Group 1 Automotive, Inc. (a)	60,000	1,268
Home Depot, Inc.	1,175,800	33,957
Limited Brands, Inc.	325,000	5,093
Lowe's Companies, Inc.	656,500	27,396
Michaels Stores, Inc. (a)	75,000	3,372
Office Depot, Inc. (a)	500,000	7,195
Pier 1 Imports, Inc.	200,000	3,770
Rent-A-Center, Inc. (a)	32,500	1,441
Ross Stores, Inc.	110,000	4,604
Williams-Sonoma, Inc. (a)	300,000	7,140
Zale Corp. (a)	75,000	2,190
		130,246
Textiles Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	175,000	5,206
Jones Apparel Group, Inc. (a)	150,000	5,196
		10,402
TOTAL CONSUMER DISCRETIONARY		455,475
CONSUMER STAPLES - 8.3%
Beverages - 3.7%
Anheuser-Busch Companies, Inc.	288,000	15,195
Coca-Cola Enterprises, Inc.	200,000	4,768
PepsiCo, Inc.	775,830	34,214
The Coca-Cola Co.	1,028,800	47,819
		101,996
Food & Drug Retailing - 0.6%
Sysco Corp.	548,100	17,364
Food Products - 1.1%
ConAgra Foods, Inc.	100,000	2,425
Dole Food Co., Inc.	75,000	2,204
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Fresh Del Monte Produce, Inc.	75,000	$ 2,045
Hershey Foods Corp.	54,000	3,514
Unilever NV (NY Shares)	327,400	20,957
		31,145
Household Products - 2.9%
Clorox Co.	200,000	8,986
Procter & Gamble Co.	805,700	71,264
		80,250
TOTAL CONSUMER STAPLES		230,755
ENERGY - 4.5%
Energy Equipment & Services - 0.2%
Transocean, Inc.	150,000	3,297
Varco International, Inc. (a)	100,000	1,644
		4,941
Oil & Gas - 4.3%
Anadarko Petroleum Corp.	165,000	7,349
Apache Corp.	125,000	6,758
Burlington Resources, Inc.	150,000	6,180
ChevronTexaco Corp.	302,414	20,452
Exxon Mobil Corp.	1,930,000	64,964
Occidental Petroleum Corp.	250,000	7,133
Pioneer Natural Resources Co. (a)	100,000	2,487
Unocal Corp.	150,000	4,146
		119,469
TOTAL ENERGY		124,410
FINANCIALS - 20.1%
Banks - 9.0%
Bank of America Corp.	671,500	46,871
Bank One Corp.	756,000	29,159
Commerce Bancorp, Inc., New Jersey	75,000	3,443
First Tennessee National Corp.	94,400	3,500
Golden State Bancorp, Inc.	140,000	5,151
Golden West Financial Corp.	390,900	26,996
Greenpoint Financial Corp.	175,000	7,625
Independence Community Bank Corp.	40,000	1,027
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
New York Community Bancorp, Inc.	110,100	$ 3,197
North Fork Bancorp, Inc.	200,800	7,723
Roslyn Bancorp, Inc.	51,000	845
SouthTrust Corp.	318,200	8,152
U.S. Bancorp, Delaware	800,000	16,872
UnionBanCal Corp.	76,004	3,245
Wachovia Corp.	561,287	19,527
Washington Federal, Inc.	47,410	1,169
Washington Mutual, Inc.	1,040,900	37,223
Wells Fargo & Co.	550,000	27,759
		249,484
Diversified Financials - 6.7%
American Express Co.	931,700	33,886
Capital One Financial Corp.	100,000	3,047
Citigroup, Inc.	1,127,400	41,657
Countrywide Credit Industries, Inc.	250,000	12,578
Doral Financial Corp.	91,200	2,395
Fannie Mae	595,200	39,795
Freddie Mac	582,000	35,840
Household International, Inc.	275,000	6,534
Moody's Corp.	120,000	5,652
SLM Corp.	50,000	5,137
		186,521
Insurance - 4.4%
Allstate Corp.	530,000	21,083
AMBAC Financial Group, Inc.	125,000	7,725
American International Group, Inc.	593,400	37,117
Everest Re Group Ltd.	127,800	7,415
Fidelity National Financial, Inc.	330,330	9,976
MBIA, Inc.	191,850	8,374
Old Republic International Corp.	146,400	4,364
Principal Financial Group, Inc.	25,000	701
Progressive Corp.	275,000	15,125
Radian Group, Inc.	290,500	10,246
		122,126
TOTAL FINANCIALS		558,131
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 16.0%
Biotechnology - 1.1%
Amgen, Inc. (a)	545,000	$ 25,375
Cephalon, Inc. (a)	100,000	5,027
		30,402
Health Care Equipment & Supplies - 0.5%
Bausch & Lomb, Inc.	150,000	4,665
Guidant Corp. (a)	300,000	8,871
		13,536
Health Care Providers & Services - 6.8%
Accredo Health, Inc. (a)	60,000	2,777
AdvancePCS Class A (a)	119,200	2,992
Aetna, Inc.	85,000	3,426
AmerisourceBergen Corp.	47,500	3,380
Anthem, Inc.	42,480	2,676
Cardinal Health, Inc.	225,000	15,572
Caremark Rx, Inc. (a)	554,100	9,808
CIGNA Corp.	90,000	3,253
Coventry Health Care, Inc. (a)	140,000	4,684
HCA, Inc.	300,000	13,047
Health Net, Inc. (a)	213,100	4,987
IMS Health, Inc.	200,000	3,008
Lincare Holdings, Inc. (a)	200,000	6,814
Manor Care, Inc. (a)	220,000	4,349
Mid Atlantic Medical Services, Inc. (a)	75,000	2,730
Oxford Health Plans, Inc. (a)	358,100	12,734
Patterson Dental Co. (a)	40,100	2,066
Pharmaceutical Product Development, Inc. (a)	198,800	5,447
Quest Diagnostics, Inc. (a)	60,000	3,830
Service Corp. International (SCI) (a)	253,600	799
Tenet Healthcare Corp. (a)	905,100	26,022
UnitedHealth Group, Inc.	477,400	43,420
WebMD Corp. (a)	130,000	820
Wellpoint Health Networks, Inc. (a)	127,800	9,612
		188,253
Pharmaceuticals - 7.6%
Eli Lilly & Co.	199,100	11,050
Forest Laboratories, Inc. (a)	75,000	7,349
Johnson & Johnson	1,227,400	72,110
Merck & Co., Inc.	500,000	27,120
Mylan Laboratories, Inc.	150,000	4,721
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	1,991,700	$ 63,276
Pharmacia Corp.	500,000	21,500
Watson Pharmaceuticals, Inc. (a)	150,000	4,124
		211,250
TOTAL HEALTH CARE		443,441
INDUSTRIALS - 11.4%
Aerospace & Defense - 3.9%
Boeing Co.	450,000	13,388
L-3 Communications Holdings, Inc. (a)	389,000	18,283
Lockheed Martin Corp.	759,900	43,998
Precision Castparts Corp.	143,600	2,787
Raytheon Co.	75,000	2,213
United Technologies Corp.	465,000	28,677
		109,346
Air Freight & Logistics - 0.2%
FedEx Corp.	100,000	5,319
Building Products - 0.2%
Masco Corp.	200,000	4,112
Commercial Services & Supplies - 3.3%
Apollo Group, Inc. Class A (a)	287,094	11,914
Avery Dennison Corp.	75,000	4,668
Cendant Corp. (a)	893,200	10,272
Education Management Corp. (a)	37,600	1,380
First Data Corp.	810,000	28,301
Fiserv, Inc. (a)	400,000	12,496
H&R Block, Inc.	531,800	23,601
		92,632
Electrical Equipment - 0.2%
Cooper Industries Ltd. Class A	130,000	4,094
Industrial Conglomerates - 3.0%
3M Co.	273,300	34,693
General Electric Co.	1,959,700	49,482
		84,175
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.3%
AGCO Corp. (a)	150,000	$ 3,810
ITT Industries, Inc.	75,000	4,874
		8,684
Road & Rail - 0.3%
Union Pacific Corp.	150,000	8,858
TOTAL INDUSTRIALS		317,220
INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 3.2%
Cisco Systems, Inc. (a)	4,605,600	51,491
Motorola, Inc.	1,500,000	13,755
QUALCOMM, Inc. (a)	600,000	20,712
UTStarcom, Inc. (a)	145,200	2,480
		88,438
Computers & Peripherals - 3.1%
Dell Computer Corp. (a)	2,031,400	58,118
International Business Machines Corp.	190,700	15,054
Lexmark International, Inc. Class A (a)	150,000	8,913
Storage Technology Corp. (a)	200,000	3,536
Western Digital Corp. (a)	250,000	1,548
		87,169
Electronic Equipment & Instruments - 0.1%
Benchmark Electronics, Inc. (a)	52,000	1,158
Tech Data Corp. (a)	27,800	888
		2,046
Internet Software & Services - 0.3%
Hotels.com Class A (a)	45,000	2,805
Overture Services, Inc. (a)	153,600	4,229
		7,034
IT Consulting & Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	199,200	9,173
SunGard Data Systems, Inc. (a)	400,000	8,868
		18,041
Office Electronics - 0.1%
Xerox Corp. (a)	250,000	1,660
Semiconductor Equipment & Products - 1.9%
Applied Materials, Inc. (a)	545,000	8,191
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	716,600	$ 12,397
KLA-Tencor Corp. (a)	525,000	18,706
Microchip Technology, Inc. (a)	250,000	6,100
QLogic Corp. (a)	51,200	1,780
Texas Instruments, Inc.	415,700	6,593
		53,767
Software - 5.3%
Activision, Inc. (a)	200,000	4,100
Electronic Arts, Inc. (a)	175,000	11,396
Intuit, Inc. (a)	175,000	9,086
Microsoft Corp. (a)	1,982,200	105,975
Oracle Corp. (a)	600,000	6,114
Symantec Corp. (a)	120,000	4,800
Take-Two Interactive Software, Inc. (a)	200,000	5,156
THQ, Inc. (a)	112,500	1,627
		148,254
TOTAL INFORMATION TECHNOLOGY		406,409
MATERIALS - 1.7%
Chemicals - 0.8%
Airgas, Inc. (a)	125,000	1,908
Georgia Gulf Corp.	50,000	1,088
International Flavors & Fragrances, Inc.	75,000	2,516
Monsanto Co.	451,177	7,458
Praxair, Inc.	100,000	5,450
RPM, Inc.	200,000	3,012
		21,432
Containers & Packaging - 0.4%
Ball Corp.	130,804	6,335
Bemis Co., Inc.	25,000	1,302
Owens-Illinois, Inc. (a)	200,000	2,398
Pactiv Corp. (a)	75,000	1,488
Sealed Air Corp.	100,000	1,532
		13,055
Metals & Mining - 0.5%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	250,000	3,050
Nucor Corp.	150,000	6,321
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Placer Dome, Inc.	350,000	$ 3,068
Worthington Industries, Inc.	75,000	1,413
		13,852
TOTAL MATERIALS		48,339
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.4%
AT&T Corp.	1,953,300	25,471
CenturyTel, Inc.	200,000	5,666
SBC Communications, Inc.	641,700	16,466
Sprint Corp. - FON Group	800,000	9,936
Verizon Communications, Inc.	206,400	7,794
		65,333
UTILITIES - 1.4%
Electric Utilities - 1.0%
Centerpoint Energy, Inc.	300,000	2,124
CMS Energy Corp.	400,000	3,132
DPL, Inc.	75,000	1,035
Edison International (a)	200,000	2,010
Entergy Corp.	334,200	14,735
PPL Corp.	150,000	5,192
		28,228
Gas Utilities - 0.4%
Kinder Morgan, Inc.	269,300	9,859
TOTAL UTILITIES		38,087
TOTAL COMMON STOCKS (Cost $2,731,588)		2,687,600
Investment Companies - 0.7%

Nasdaq-100 Trust unit Series 1 (a) (Cost $17,196)	750,000	18,413
U.S. Treasury Obligations - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 1.42% to 1.58% 11/7/02 to 1/9/03 (c) (Cost $2,397)	$ 2,400	$ 2,397
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 1.83% (b) (Cost $83,863)	83,863,395	83,863
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $2,835,044)		2,792,273
NET OTHER ASSETS - (0.6)%		(15,362)
NET ASSETS - 100%		$ 2,776,911
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
158 S&P 500 Index Contracts	Dec. 2002	$ 34,973	$ (67)

The face value of futures purchased as a percentage of net assets - 1.3%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,367,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,236,253,000 and $1,914,389,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77,000 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $721,829,000 of which $291,874,000 and $429,955,000 will expire on October 31, 2009 and 2010, respectively.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $22,446) (cost $2,835,044) - See accompanying schedule		$ 2,792,273
Cash		32
Receivable for investments sold		8,327
Receivable for fund shares sold		2,555
Dividends receivable		1,821
Interest receivable		152
Other receivables		11
Total assets		2,805,171

Liabilities
Payable for investments purchased	$ 1,328
Payable for fund shares redeemed	1,125
Accrued management fee	1,740
Payable for daily variation on futures contracts	170
Other payables and accrued expenses	860
Collateral on securities loaned, at value	23,037
Total liabilities		28,260

Net Assets		$ 2,776,911
Net Assets consist of:
Paid in capital		$ 3,541,996
Undistributed net investment income		2,288
Accumulated undistributed net realized gain (loss) on investments		(724,537)
Net unrealized appreciation (depreciation) on investments		(42,836)
Net Assets, for 150,843 shares outstanding		$ 2,776,911
Net Asset Value, offering price and redemption price per share ($2,776,911 ÷ 150,843 shares)		$ 18.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 32,014
Interest		2,145
Security lending		106
Total income		34,265

Expenses
Management fee Basic fee	$ 17,123
Performance adjustment	4,672
Transfer agent fees	6,974
Accounting and security lending fees	576
Non-interested trustees' compensation	11
Custodian fees and expenses	69
Registration fees	50
Audit	99
Legal	25
Miscellaneous	66
Total expenses before reductions	29,665
Expense reductions	(136)	29,529
Net investment income (loss)		4,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(427,153)
Futures contracts	(3,080)
Total net realized gain (loss)		(430,233)
Change in net unrealized appreciation (depreciation) on: Investment securities	101,224
Futures contracts	(1,545)
Total change in net unrealized appreciation (depreciation)		99,679
Net gain (loss)		(330,554)
Net increase (decrease) in net assets resulting from operations		$ (325,818)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,736	$ 13,426
Net realized gain (loss)	(430,233)	(293,446)
Change in net unrealized appreciation (depreciation)	99,679	(615,572)
Net increase (decrease) in net assets resulting from operations	(325,818)	(895,592)
Distributions to shareholders from net investment income	(6,802)	(18,479)
Distributions to shareholders from net realized gain	-	(412,278)
Total distributions	(6,802)	(430,757)
Share transactions Net proceeds from sales of shares	721,330	648,608
Reinvestment of distributions	6,548	414,610
Cost of shares redeemed	(410,091)	(526,306)
Net increase (decrease) in net assets resulting from share transactions	317,787	536,912
Total increase (decrease) in net assets	(14,833)	(789,437)

Net Assets
Beginning of period	2,791,744	3,581,181
End of period (including undistributed net investment income of $2,288 and undistributed net investment income of $7,719, respectively)	$ 2,776,911	$ 2,791,744
Other Information Shares
Sold	34,786	27,228
Issued in reinvestment of distributions	296	15,616
Redeemed	(20,033)	(22,037)
Net increase (decrease)	15,049	20,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 31.14	$ 32.81	$ 27.61	$ 27.72
Income from Investment Operations
Net investment income (loss) B	.03	.10	.16	.25	.31
Net realized and unrealized gain (loss)	(2.13)	(6.95)	3.34	6.99	3.13
Total from investment operations	(2.10)	(6.85)	3.50	7.24	3.44
Distributions from net investment income	(.05)	(.16)	(.24)	(.22)	(.25)
Distributions from net realized gain	-	(3.57)	(4.93)	(1.82)	(3.30)
Total distributions	(.05)	(3.73)	(5.17)	(2.04)	(3.55)
Net asset value, end of period	$ 18.41	$ 20.56	$ 31.14	$ 32.81	$ 27.61
Total Return A	(10.25)%	(24.70)%	11.65%	27.69%	13.17%
Ratios to Average Net Assets C
Expenses before expense reductions	1.01%	.85%	.81%	.65%	.67%
Expenses net of voluntary waivers, if any	1.01%	.85%	.81%	.65%	.67%
Expenses net of all reductions	1.00%	.84%	.79%	.62%	.64%
Net investment income (loss)	.16%	.42%	.50%	.80%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$ 2,777	$ 2,792	$ 3,581	$ 3,322	$ 2,801
Portfolio turnover rate	68%	101%	118%	113%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, capital loss carryforwards, and losses deferred due to wash sales transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 302,615	|
Unrealized depreciation	(348,160)
Net unrealized appreciation (depreciation)	(45,545)
Undistributed ordinary income	2,288
Capital loss carryforward	(721,829)
Total Distributable earnings	$ (765,086)
Cost for federal income tax purposes	$ 2,837,818

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 6,802	|

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,422 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $121 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $14, respectively.

8. Other Information.

At the end of the period, Fidelity Freedom 2020 was the owner of record of approximately 12% of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Disciplined Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Disciplined Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Steven J. Snider (42)
Year of Election or Appointment: 2000 Vice President of Disciplined Equity. Prior to assuming his current responsibilities, Mr. Snider managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Disciplined Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Disciplined Equity. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Name, Age; Principal Occupation
Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Disciplined Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1988 Assistant Treasurer of Disciplined Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Disciplined Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Disciplined Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Disciplined Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,222,493,678.54	87.678
Against	279,721,708.70	4.696
Abstain	286,357,491.33	4.808
Broker Non-Votes	167,894,021.89	2.818
TOTAL	5,956,466,900.46	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,196,865,402.08	87.247
Against	473,285,291.69	7.946
Abstain	286,316,206.69	4.807
TOTAL	5,956,466,900.46	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,635,727,235.68	94.615
Withheld	320,739,664.78	5.385
TOTAL	5,956,466,900.46	100.00
Ralph F. Cox
Affirmative	5,623,905,681.38	94.417
Withheld	332,561,219.08	5.583
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	5,620,502,273.77	94.360
Withheld	335,964,626.69	5.640
TOTAL	5,956,466,900.46	100.00
Robert M. Gates
Affirmative	5,628,576,805.30	94.495
Withheld	327,890,095.16	5.505
TOTAL	5,956,466,900.46	100.00
Abigail P. Johnson
Affirmative	5,618,458,589.55	94.325
Withheld	338,008,310.91	5.675
TOTAL	5,956,466,900.46	100.00
Edward C. Johnson 3d
Affirmative	5,615,698,302.80	94.279
Withheld	340,768,597.66	5.721
TOTAL	5,956,466,900.46	100.00
Donald J. Kirk
Affirmative	5,631,713,874.00	94.548
Withheld	324,753,026.46	5.452
TOTAL	5,956,466,900.46	100.00
Marie L. Knowles
Affirmative	5,635,769,979.46	94.616
Withheld	320,696,921.00	5.384
TOTAL	5,956,466,900.46	100.00
Ned C. Lautenbach
Affirmative	5,636,294,430.25	94.625
Withheld	320,172,470.21	5.375
TOTAL	5,956,466,900.46	100.00
Peter S. Lynch
Affirmative	5,637,908,154.52	94.652
Withheld	318,558,745.94	5.348
TOTAL	5,956,466,900.46	100.00
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	5,630,237,345.24	94.523
Withheld	326,229,555.22	5.477
TOTAL	5,956,466,900.46	100.00
William O. McCoy
Affirmative	5,630,329,324.79	94.525
Withheld	326,137,575.67	5.475
TOTAL	5,956,466,900.46	100.00
William S. Stavropoulos
Affirmative	5,616,650,285.04	94.295
Withheld	339,816,615.42	5.705
TOTAL	5,956,466,900.46	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	1,317,244,038.65	82.743
Against	149,594,104.51	9.396
Abstain	80,759,160.95	5.074
Broker Non-Votes	44,381,718.60	2.787
TOTAL	1,591,979,022.71	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,306,007,328.91	82.037
Against	160,869,439.11	10.105
Abstain	80,720,536.09	5.074
Broker Non-Votes	44,381,718.60	2.788
TOTAL	1,591,979,022.71	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust
North Quincy, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FDE-ANN-1202 158311
1.538372.105

Fidelity®

Focused Stock

Fund

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(automated graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Prior to December 29, 2001, Focused Stock Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Focused Stock	-31.12%	-23.07%	-2.91%
S&P 500 ®	-15.11%	3.69%	32.32%
Growth Funds Average	-16.68%	-3.63%	n/a*
Multi-Cap Core Funds Average	-14.84%	1.13%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Focused Stock	-31.12%	-5.11%	-0.49%
S&P 500	-15.11%	0.73%	4.80%
Growth Funds Average	-16.68%	-1.14%	n/a*
Multi-Cap Core Funds Average	-14.84%	-0.20%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Focused Stock Fund on November 12, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the one-year period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall 12-month period, the large-cap-oriented Standard & Poor's 500SM Index dropped 15.11%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.04%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 5.56%.

(Portfolio Manager photograph)
An interview with Bahaa Fam, Portfolio Manager of Fidelity Focused Stock Fund

Q. How did the fund perform, Bahaa?

A. I'm disappointed with our results. For the 12 months ending October 31, 2002, the fund fell 31.12%. In comparison, the Standard & Poor's 500 Index and the Lipper Inc. growth funds average declined 15.11% and 16.68% respectively.

Q. Why did the fund struggle so?

A. Since I run this as an aggressive fund, it tends to have a higher exposure to the more-volatile, less-liquid stocks in growth-oriented sectors that I feel will perform well over an 18- to 24-month horizon. However, that style was not in favor during the second half of the period amid the extreme rotation out of growth stocks, causing the fund to give back all of what it gained during last year's strong fourth-quarter rally - and then some. The fund's high concentration in technology hardware stocks, particularly mid-cap semiconductor companies, hurt the most. Despite shedding some tech exposure early in 2002 to take profits, we held on to many of our positions given that the economy looked to be improving, semiconductor orders were picking up and the stocks appeared reasonably valued. Fears of a double-dip recession emerged during the spring and summer, though, as the pickup in end-demand proved weaker than expected. Firms were reluctant to increase their capital investment, given concerns about corporate integrity, several rating agency downgrades and the threat of war with Iraq. In response, investors fled chip-related holdings NVIDIA, Cypress Semiconductor, Teradyne and ASML, as well as component maker Vishay Intertechnology. Compounding the damage was the fund's underweighting in stable, large-cap names, such as Microsoft, which fared relatively well.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else dampened results?

A. I held several biotechnology positions I felt presented stronger growth prospects at more reasonable valuations than their large-cap pharmaceutical counterparts. Unfortunately, even such stocks as MedImmune and IDEC Pharmaceuticals weren't spared amid the ImClone insider trading scandal and continued downturn in the NASDAQ. Fears of an overly restrictive Food and Drug Administration further pressured these stocks. Underweighting health care services also turned out to be a mistake, as the group remained strong for most of the period. Finally, two poor picks in consumer discretionary - specialty retailer Best Buy and Gemstar-TV Guide, which makes technology for interactive TV program guides - accounted for most of the remaining underperformance.

Q. What moves paid off for the fund?

A. One bright spot was our overweighting in several energy stocks during the fourth quarter of 2001 - particularly oil and natural gas drillers and services companies - I felt were undervalued given higher oil prices and heightened interest in domestic energy exploration. Noble, Nabors Industries, BJ Services and ENSCO topped our list of contributors. I took some gains in these stocks by trimming some holdings as they nearly doubled off their late-2001 lows, but I held on to some of our positions as drilling trends remained attractive. Shying away from the beleaguered utilities and telecommunications sectors, coupled with good stock selection within industrials, also helped. Some stocks mentioned in this report were not held at period end.

Q. What's your outlook?

A. I expect the economy to gradually recover over the next 18 months, and have positioned the fund as such. However, it's uncertain as to how bumpy the road will be from here to there. That said, I've reduced the size of some of our more aggressive holdings - mainly by selling tech shares that had rallied strongly in October. At the same time, I've tried to take advantage of attractive opportunities in diversified financials, big drug firms, and selected consumer discretionary names that did a good job of navigating the economic downturn. As a result, the portfolio is now more balanced with respect to sector distribution. Our stocks still remain inexpensive on a growth-adjusted basis - which should benefit the fund as the economy improves and the market broadens.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital growth by investing mainly in a focused portfolio of common stocks that the manager determines using quantitative and fundamental research

Fund number: 333

Trading symbol: FTQGX

Start date: November 12, 1996

Size: as of October 31, 2002, more than $33 million

Manager: Bahaa Fam, since 2001; manager, Fidelity Advisor Strategic Growth Fund, since 2001; equity subportfolio manager, Fidelity Asset Manager: Aggressive, 2000-2002; joined Fidelity in 1994

3

Bahaa Fam expands on his positioning:

"In technology, my focus was on moving toward a neutral weighting and creating a better distribution of hardware and software names, all with excellent long-term growth prospects and attractive valuations. While I reduced the fund's overweighting in energy services to help balance the portfolio, I still liked the sector at period end. I felt these companies were well positioned for an economic recovery, given their good earnings power, low cost of capital, a reasonably high oil price and drilling activity bottoming. The consumer weighting increased during the period, as I saw opportunity in names that got cheap. Although I remained concerned about consumer confidence, I felt some of these stocks were too good to pass up. I focused my buying on selected consumer staples, media names, homebuilders and top-tier retailers that were posting good numbers even through the downturn. I used the decline in health care stocks to upgrade the portfolio, picking up some high-quality drug stocks that had reached multi-year low valuations. I also raised our exposure to beaten-down financials, adding primarily to transaction-based operations and brokerage houses with scant exposure to consumer credit."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Noble Corp.	3.4	6.4
Teradyne, Inc.	3.4	5.9
Nabors Industries Ltd.	3.3	5.8
Lehman Brothers Holdings, Inc.	3.3	2.2
Vishay Intertechnology, Inc.	3.2	5.7
Best Buy Co., Inc.	3.0	5.0
Lowe's Companies, Inc.	2.9	4.8
Bear Stearns Companies, Inc.	2.8	2.8
Merck & Co., Inc.	2.7	0.0
Northrop Grumman Corp.	2.7	0.0
	30.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.7	18.0
Financials	17.1	12.1
Information Technology	15.4	29.1
Health Care	14.9	13.7
Energy	7.5	14.1
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Stocks 98.3%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	4.5%	** Foreign investments	5.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 24.7%
Hotels, Restaurants & Leisure - 2.6%
Harrah's Entertainment, Inc. (a)	14,500	$ 609,000
International Game Technology (a)	3,400	255,714
		864,714
Household Durables - 6.2%
KB Home	6,600	311,520
Lennar Corp.	7,300	402,741
Ryland Group, Inc.	21,200	881,920
Toll Brothers, Inc. (a)	23,100	473,088
		2,069,269
Media - 6.0%
Clear Channel Communications, Inc. (a)	17,100	633,555
Comcast Corp. Class A (special) (a)	15,700	361,257
EchoStar Communications Corp. Class A (a)	23,100	471,009
Fox Entertainment Group, Inc. Class A (a)	22,000	537,020
		2,002,841
Specialty Retail - 9.9%
Best Buy Co., Inc. (a)	48,050	990,311
Chico's FAS, Inc. (a)	30,500	588,650
Circuit City Stores, Inc. - Circuit City Group	13,000	128,830
Lowe's Companies, Inc.	22,900	955,617
Williams-Sonoma, Inc. (a)	25,300	602,140
		3,265,548
TOTAL CONSUMER DISCRETIONARY		8,202,372
CONSUMER STAPLES - 5.1%
Food & Drug Retailing - 1.0%
Safeway, Inc. (a)	13,700	316,470
Food Products - 1.1%
Hershey Foods Corp.	2,400	156,168
Hormel Foods Corp.	2,600	62,920
Tyson Foods, Inc. Class A	14,400	159,408
		378,496
Personal Products - 0.8%
Gillette Co.	8,700	259,956
Tobacco - 2.2%
Philip Morris Companies, Inc.	18,100	737,575
TOTAL CONSUMER STAPLES		1,692,497
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 7.5%
Energy Equipment & Services - 7.5%
ENSCO International, Inc.	10,200	$ 275,808
Nabors Industries Ltd. (a)	30,800	1,077,076
Noble Corp. (a)	35,100	1,134,431
		2,487,315
FINANCIALS - 17.1%
Banks - 1.4%
Bank of America Corp.	6,800	474,640
Diversified Financials - 14.4%
Bear Stearns Companies, Inc.	15,400	940,170
Citigroup, Inc.	21,500	794,425
Eaton Vance Corp. (non-vtg.)	6,100	175,131
Goldman Sachs Group, Inc.	10,600	758,960
Household International, Inc.	28,800	684,288
Lehman Brothers Holdings, Inc.	20,200	1,076,054
MBNA Corp.	16,900	343,239
		4,772,267
Insurance - 1.3%
American International Group, Inc.	3,300	206,415
Radian Group, Inc.	6,100	215,147
		421,562
TOTAL FINANCIALS		5,668,469
HEALTH CARE - 14.9%
Biotechnology - 3.9%
Gilead Sciences, Inc. (a)	11,500	399,510
MedImmune, Inc. (a)	34,800	889,140
		1,288,650
Health Care Equipment & Supplies - 3.1%
Baxter International, Inc.	22,700	567,954
Biomet, Inc.	7,200	212,112
Boston Scientific Corp. (a)	6,500	244,595
		1,024,661
Health Care Providers & Services - 0.4%
Tenet Healthcare Corp. (a)	4,400	126,500
Pharmaceuticals - 7.5%
Barr Laboratories, Inc. (a)	13,400	788,322
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	13,900	$ 816,625
Merck & Co., Inc.	16,800	911,232
		2,516,179
TOTAL HEALTH CARE		4,955,990
INDUSTRIALS - 6.5%
Aerospace & Defense - 3.2%
Lockheed Martin Corp.	2,800	162,120
Northrop Grumman Corp.	8,700	897,231
		1,059,351
Industrial Conglomerates - 1.4%
3M Co.	3,700	469,678
Machinery - 1.9%
Illinois Tool Works, Inc.	3,300	202,620
Ingersoll-Rand Co. Ltd. Class A	11,000	429,000
		631,620
TOTAL INDUSTRIALS		2,160,649
INFORMATION TECHNOLOGY - 15.4%
Electronic Equipment & Instruments - 4.3%
Flextronics International Ltd. (a)	44,600	372,856
Vishay Intertechnology, Inc. (a)	102,400	1,054,720
		1,427,576
Internet Software & Services - 0.1%
Overture Services, Inc. (a)	1,200	33,036
Semiconductor Equipment & Products - 10.2%
Analog Devices, Inc. (a)	15,300	410,040
Cypress Semiconductor Corp. (a)	84,200	473,204
Fairchild Semiconductor International, Inc. Class A (a)	33,600	399,840
Intel Corp.	13,300	230,090
Micron Technology, Inc. (a)	27,900	446,400
Novellus Systems, Inc. (a)	4,400	139,040
Teradyne, Inc. (a)	92,396	1,118,916
Texas Instruments, Inc.	10,500	166,530
		3,384,060
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 0.8%
Cadence Design Systems, Inc. (a)	19,700	$ 199,561
Network Associates, Inc. (a)	4,200	66,738
		266,299
TOTAL INFORMATION TECHNOLOGY		5,110,971
MATERIALS - 0.9%
Metals & Mining - 0.9%
Newmont Mining Corp. Holding Co.	12,200	301,584
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.0%
AT&T Corp.	52,500	684,600
BellSouth Corp.	12,100	316,415
		1,001,015
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	41,000	462,480
TOTAL TELECOMMUNICATION SERVICES		1,463,495
UTILITIES - 1.8%
Electric Utilities - 1.8%
Edison International (a)	11,900	119,595
FirstEnergy Corp.	9,400	305,030
FPL Group, Inc.	3,100	182,838
		607,463
TOTAL COMMON STOCKS (Cost $38,426,059)		32,650,805
Money Market Funds - 5.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (b)	821,005	$ 821,005
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	995,902	995,902
TOTAL MONEY MARKET FUNDS (Cost $1,816,907)		1,816,907
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $40,242,966)		34,467,712
NET OTHER ASSETS - (3.8)%		(1,254,067)
NET ASSETS - 100%		$ 33,213,645
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $115,855,525 and $115,575,025, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,263 for the period.
Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $17,845,000 of which $8,041,000 and $9,804,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $982,953) (cost $40,242,966) - See accompanying schedule		$ 34,467,712
Receivable for investments sold		24,701
Receivable for fund shares sold		29,210
Dividends receivable		12,513
Interest receivable		1,471
Other receivables		9,544
Total assets		34,545,151

Liabilities
Payable to custodian bank	$ 6,666
Payable for investments purchased	22,500
Payable for fund shares redeemed	258,938
Accrued management fee	7,448
Other payables and accrued expenses	40,052
Collateral on securities loaned, at value	995,902
Total liabilities		1,331,506

Net Assets		$ 33,213,645
Net Assets consist of:
Paid in capital		$ 57,155,245
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,166,346)
Net unrealized appreciation (depreciation) on investments		(5,775,254)
Net Assets, for 4,575,341 shares outstanding		$ 33,213,645
Net Asset Value, offering price and redemption price per share ($33,213,645 ÷ 4,575,341 shares)		$ 7.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 196,545
Interest		25,507
Security lending		4,330
Total income		226,382

Expenses
Management fee Basic fee	$ 269,638
Performance adjustment	25,729
Transfer agent fees	176,950
Accounting and security lending fees	60,812
Non-interested trustees' compensation	164
Custodian fees and expenses	21,755
Registration fees	23,998
Audit	33,725
Legal	508
Miscellaneous	2,391
Total expenses before reductions	615,670
Expense reductions	(62,110)	553,560
Net investment income (loss)		(327,178)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,791,410)
Foreign currency transactions	(1,504)
Total net realized gain (loss)		(9,792,914)
Change in net unrealized appreciation (depreciation) on investment securities		(6,055,088)
Net gain (loss)		(15,848,002)
Net increase (decrease) in net assets resulting from operations		$ (16,175,180)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (327,178)	$ 55,908
Net realized gain (loss)	(9,792,914)	(8,132,230)
Change in net unrealized appreciation (depreciation)	(6,055,088)	(11,711,178)
Net increase (decrease) in net assets resulting from operations	(16,175,180)	(19,787,500)
Distributions to shareholders from net investment income	-	(91,199)
Distributions to shareholders from net realized gain	-	(5,702,211)
Total distributions	-	(5,793,410)
Share transactions Net proceeds from sales of shares	18,818,947	10,017,189
Reinvestment of distributions	-	5,601,948
Cost of shares redeemed	(18,574,772)	(13,371,655)
Net increase (decrease) in net assets resulting from share transactions	244,175	2,247,482
Redemption fees	9,782	2,255
Total increase (decrease) in net assets	(15,921,223)	(23,331,173)

Net Assets
Beginning of period	49,134,868	72,466,041
End of period	$ 33,213,645	$ 49,134,868
Other Information Shares
Sold	1,815,008	778,101
Issued in reinvestment of distributions	-	403,308
Redeemed	(1,901,635)	(1,071,556)
Net increase (decrease)	(86,627)	109,853

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 15.92	$ 15.30	$ 12.03	$ 12.62
Income from Investment Operations
Net investment income (loss) C	(.07)	.01	.02	.03	.04
Net realized and unrealized gain (loss)	(3.21)	(4.12)	2.63	3.50	(.03)
Total from investment operations	(3.28)	(4.11)	2.65	3.53	.01
Distributions from net investment income	-	(.02)	(.04)	(.02)	-
Distributions from net realized gain	-	(1.25)	(1.99)	(.24)	(.61)
Total distributions	-	(1.27)	(2.03)	(.26)	(.61)
Redemption fees added to paid in capital C	-	-	-	-	.01
Net asset value, end of period	$ 7.26	$ 10.54	$ 15.92	$ 15.30	$ 12.03
Total Return A, B	(31.12)%	(27.74)%	18.54%	29.80%	.45%
Ratios to Average Net Assets D
Expenses before expense reductions	1.33%	1.26%	1.03%	.89%	.91%
Expenses net of voluntary waivers, if any	1.33%	1.26%	1.03%	.89%	.91%
Expenses net of all reductions	1.20%	1.22%	1.02%	.86%	.88%
Net investment income (loss)	(.71)%	.09%	.10%	.22%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,214	$ 49,135	$ 72,466	$ 50,273	$ 48,003
Portfolio turnover rate	256%	309%	94%	128%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Focused Stock Fund (the fund) (formerly Fidelity TechnoQuant® Growth Fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 1,504,230	|
Unrealized depreciation	(7,600,558)
Net unrealized appreciation (depreciation)	(6,096,328)
Capital loss carryforward	(17,845,274)
Total Distributable earnings	$ (23,941,602)
Cost for federal income tax purposes	$ 40,564,040

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .38% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $25,484 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $62,110 for the period.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Focused Stock Fund (formerly Fidelity TechnoQuant Growth Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused Stock Fund (formerly Fidelity TechnoQuant Growth Fund) (a fund of Fidelity Capital Trust) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Focused Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Focused Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a
member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of
Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc.
(drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp.
(appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002).
Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Focused Stock. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bahaa Fam (45)

Year of Election or Appointment: 2001

Vice President of Focused Stock. Mr. Fam is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fam served as a senior quantitative analyst and manager.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Focused Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Focused Stock. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Focused Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1996 Assistant Treasurer of Focused Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Focused Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002) and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Focused Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Focused Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,222,493,678.54	87.678
Against	279,721,708.70	4.696
Abstain	286,357,491.33	4.808
Broker Non-Votes	167,894,021.89	2.818
TOTAL	5,956,466,900.46	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,196,865,402.08	87.247
Against	473,285,291.69	7.946
Abstain	286,316,206.69	4.807
TOTAL	5,956,466,900.46	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,635,727,235.68	94.615
Withheld	320,739,664.78	5.385
TOTAL	5,956,466,900.46	100.00
Ralph F. Cox
Affirmative	5,623,905,681.38	94.417
Withheld	332,561,219.08	5.583
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	5,620,502,273.77	94.360
Withheld	335,964,626.69	5.640
TOTAL	5,956,466,900.46	100.00
Robert M. Gates
Affirmative	5,628,576,805.30	94.495
Withheld	327,890,095.16	5.505
TOTAL	5,956,466,900.46	100.00
Abigail P. Johnson
Affirmative	5,618,458,589.55	94.325
Withheld	338,008,310.91	5.675
TOTAL	5,956,466,900.46	100.00
Edward C. Johnson 3d
Affirmative	5,615,698,302.80	94.279
Withheld	340,768,597.66	5.721
TOTAL	5,956,466,900.46	100.00
Donald J. Kirk
Affirmative	5,631,713,874.00	94.548
Withheld	324,753,026.46	5.452
TOTAL	5,956,466,900.46	100.00
Marie L. Knowles
Affirmative	5,635,769,979.46	94.616
Withheld	320,696,921.00	5.384
TOTAL	5,956,466,900.46	100.00
Ned C. Lautenbach
Affirmative	5,636,294,430.25	94.625
Withheld	320,172,470.21	5.375
TOTAL	5,956,466,900.46	100.00
Peter S. Lynch
Affirmative	5,637,908,154.52	94.652
Withheld	318,558,745.94	5.348
TOTAL	5,956,466,900.46	100.00
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	5,630,237,345.24	94.523
Withheld	326,229,555.22	5.477
TOTAL	5,956,466,900.46	100.00
William O. McCoy
Affirmative	5,630,329,324.79	94.525
Withheld	326,137,575.67	5.475
TOTAL	5,956,466,900.46	100.00
William S. Stavropoulos
Affirmative	5,616,650,285.04	94.295
Withheld	339,816,615.42	5.705
TOTAL	5,956,466,900.46	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	14,760,658.40	83.059
Against	1,531,679.97	8.619
Abstain	1,257,114.81	7.074
Broker Non-Votes	221,787.36	1.248
TOTAL	17,771,240.54	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	14,349,061.78	80.743
Against	1,806,555.73	10.166
Abstain	1,393,835.67	7.843
Broker Non-Votes	221,787.36	1.248
TOTAL	17,771,240.54	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TQG-ANN-1202 158324
1.538682.105

Fidelity®

Small Cap Independence
Fund

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Small Cap Independence	-9.58%	-2.52%	84.68%
Russell 2000 ®	-11.57%	-8.21%	83.72%
Small Cap Funds Average	-12.16%	-1.43%	n/a*
Small-Cap Core Funds Average	-9.17%	15.76%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Small Cap Independence	-9.58%	-0.51%	6.78%
Russell 2000	-11.57%	-1.70%	6.72%
Small Cap Funds Average	-12.16%	-0.88%	n/a*
Small-Cap Core Funds Average	-9.17%	1.41%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Independence Fund on June 28, 1993 when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the one-year period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall 12-month period, the large-cap-oriented Standard & Poor's 500SM Index dropped 15.11%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.04%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 5.56%.

(Portfolio Manager photograph)
An interview with Jamie Harmon, Portfolio Manager of Fidelity Small Cap Independence Fund

Q. How did the fund perform, Jamie?

A. For the 12 months that ended October 31, 2002, the fund fell 9.58%. By comparison, the Russell 2000 Index declined 11.57%, and the Lipper Inc. small cap funds average dropped 12.16%.

Q. How did you beat the performance of the Russell index and the Lipper peer group?

A. The fund's relative outperformance was a result of better stock picking. The past 12 months brought about virtually every investing scenario. First, we had a strong market rally that later stalled, and then the market gradually declined. That was followed by a sharp plummet toward the end of the period, and all types of stocks were hit - large-cap, small-cap, value and growth. There was no safe haven in what was one of the most difficult periods ever for equities, and there were very few stocks that delivered positive returns overall. In this challenging environment, many of my stock selections delivered better returns than those in the benchmarks, and included some positive performers for the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did you achieve this?

A. I tried to find undervalued growth franchises and a mix of stocks that could do well in any economy. I continued to believe that business fundamentals were worse than generally perceived, but I also felt that the market would start to discount a rebound before we would see it in company earnings - thus, my relatively neutral stance on the economy. I continued to seek opportunities in turnaround stocks where there was a catalyst for improvement, such as new management or an event-driven competitive advantage. My ongoing themes included the heightened need for national security, and I found property and casualty insurance stocks attractive because they were among the few types of companies with any pricing power.

Q. Can you give a specific example of a stock that benefited from the need for increased national security?

A. InVision, a manufacturer of machines that scan checked baggage in airports, had a tremendous opportunity for growth after September 11 with little competition. The company won contracts to install its products in all major airports in the U.S., as well as in many overseas, and it experienced dramatic growth during the past year. The stock was up more than 300% since the market reopened last year after September 11, and I sold it to lock in profits after a nice run-up.

Q. What other stocks helped performance?

A. Hanger Orthopedic Group, the country's largest maker and fitter of artificial limbs, was a successful turnaround story with a new president leading the charge. The company also benefited from its non-economically sensitive business. Corrections Corp. of America, the fund's top holding, is the country's largest private operator of prisons. The company brought in an effective new management team and did well in providing the resources to help the U.S. deal with an increasing crime rate.

Q. What stocks detracted from performance?

A. SmartForce, a leader in corporate training software, was hurt by corporate cutbacks on technology-related spending during the period, and its stock price fell. Black Box, a distributor of networking equipment, suffered from a drop in spending on networking services. Conexant Systems is a maker of communications-related chips, and its stock performed poorly due to concerns about the company's ability to pay off debt and its lack of successful new products to offset declines in its older products. I sold these stocks from the fund's portfolio.

Q. What's your outlook for the coming months, Jamie?

A. After this very difficult period for equities, I believe the future now holds better prospects. Going forward, I'll work with my team of Fidelity researchers to find the companies that can outperform the market in any environment. I'll also continue to focus on bottom-up research while keeping a long-term perspective, in order to find good companies at reasonable prices rather than getting caught up in armchair economics. That's my goal in any market environment.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of companies with small market capitalizations

Fund number: 336

Trading symbol: FDSCX

Start date: June 28, 1993

Size: as of October 31, 2002, more than $891 million

Manager: Jamie Harmon, since 2001; manager, Fidelity Small Cap Retirement Fund, since 2000; Fidelity Select Biotechnology Portfolio, 1997-
1998; joined Fidelity in 1995

3

Jamie Harmon discusses his role as small-cap fund manager:

"The individual managing a small-cap fund is dealing with a very different universe of stocks than a large-cap fund manager. Small-cap stocks tend to be less familiar names than large-cap companies, so disciplined, accurate and timely information is even more crucial in selecting the right stocks for the fund's portfolio. I feel that Fidelity's team of researchers helps give me a real advantage. Together, we focus on the universe of the 2,000 stocks that make up the Russell 2000 Index, searching through the group one by one and assessing individual companies' strengths and prospects.

"There are many different ways to find good companies that produce real earnings. Long before they hit the headlines this year, the issues of accounting practices and corporate governance that recently came to public attention were a central part of our research process. Identifying good management is crucial in my analysis. As an investor, I have to be able to trust management to do the right thing and to run its business well. Similarly, shareholders must have confidence in my integrity and know that I'll do my best to make the right decisions in managing their money. If I do my job well, my skills in finding overlooked stocks can make a big difference in the fund's performance over time."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Corrections Corp. of America	4.0	2.8
Renal Care Group, Inc.	2.1	1.6
Fisher Scientific International, Inc.	2.1	0.0
Philadelphia Consolidated Holding Corp.	2.0	1.9
Alliant Techsystems, Inc.	1.9	0.0
DaVita, Inc.	1.8	1.7
Hanger Orthopedic Group, Inc.	1.8	1.2
Universal Health Services, Inc. Class B	1.7	1.0
Carbo Ceramics, Inc.	1.4	0.8
FTI Consulting, Inc.	1.3	0.0
	20.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.6	23.2
Financials	17.5	7.7
Industrials	12.4	13.9
Consumer Discretionary	11.8	14.5
Information Technology	8.5	18.8
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Stocks 93.9%		Stocks 86.5%
	Short-Term Investments and Net Other Assets 6.1%		Short-Term Investments and Net Other Assets 13.5%
* Foreign investments	8.8%	** Foreign investments	1.9%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 1.1%
Aftermarket Technology Corp. (a)	41,150	$ 458
Keystone Automotive Industries, Inc. (a)	549,836	8,292
Superior Industries International, Inc.	24,800	1,053
		9,803
Hotels, Restaurants & Leisure - 3.7%
Ambassadors Group, Inc. (a)	327,334	4,655
Applebee's International, Inc.	482,760	11,485
Boyd Gaming Corp. (a)	189,600	2,097
IHOP Corp. (a)	199,510	4,567
Ruby Tuesday, Inc.	247,300	4,315
Sonic Corp. (a)	261,800	6,092
		33,211
Household Durables - 1.7%
Clayton Homes, Inc.	238,400	2,699
Ryland Group, Inc.	116,900	4,863
Standard Pacific Corp.	93,100	2,260
Yankee Candle Co., Inc. (a)	303,300	5,202
		15,024
Internet & Catalog Retail - 0.5%
FTD, Inc. Class A (a)	302,746	4,148
Media - 0.6%
Journal Register Co. (a)	104,700	1,934
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	107,400	890
TMP Worldwide, Inc. (a)	184,500	2,856
		5,680
Multiline Retail - 1.0%
Big Lots, Inc. (a)	287,300	4,769
BJ's Wholesale Club, Inc. (a)	206,900	4,184
		8,953
Specialty Retail - 1.6%
bebe Stores, Inc. (a)	160,800	2,087
Charlotte Russe Holding, Inc. (a)	175,000	2,161
Chico's FAS, Inc. (a)	45,300	874
Christopher & Banks Corp. (a)	79,300	2,117
Guitar Center, Inc. (a)	24,200	453
O'Reilly Automotive, Inc. (a)	72,100	1,966
Payless ShoeSource, Inc. (a)	16,600	838
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
PC Connection, Inc. (a)	12,800	$ 74
Restoration Hardware, Inc. (a)	633,343	3,357
		13,927
Textiles Apparel & Luxury Goods - 1.6%
Columbia Sportswear Co. (a)	50,100	2,015
Timberland Co. Class A (a)	62,200	1,977
Unifirst Corp. (c)	509,207	10,179
		14,171
TOTAL CONSUMER DISCRETIONARY		104,917
CONSUMER STAPLES - 4.1%
Beverages - 0.9%
Adolph Coors Co. Class B	72,600	4,972
Coca-Cola Bottling Co. Consolidated	20,500	1,092
Constellation Brands, Inc. Class A (a)	92,600	2,346
		8,410
Food & Drug Retailing - 0.8%
Performance Food Group Co. (a)	187,500	6,973
Wild Oats Markets, Inc. (a)	51,600	582
		7,555
Food Products - 0.9%
The J.M. Smucker Co.	185,700	6,798
Tootsie Roll Industries, Inc.	30,700	968
		7,766
Household Products - 1.3%
Church & Dwight, Inc.	162,000	5,602
The Dial Corp.	278,000	5,910
		11,512
Personal Products - 0.2%
Nature's Sunshine Products, Inc.	83,118	940
NBTY, Inc. (a)	42,550	662
		1,602
TOTAL CONSUMER STAPLES		36,845
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 8.0%
Energy Equipment & Services - 7.3%
Cal Dive International, Inc. (a)	140,500	$ 3,087
Carbo Ceramics, Inc.	380,700	12,144
Cooper Cameron Corp. (a)	22,200	1,035
FMC Technologies, Inc. (a)	107,100	1,981
Helmerich & Payne, Inc.	242,900	6,876
Maverick Tube Corp. (a)	250,200	3,190
National-Oilwell, Inc. (a)	389,800	8,127
Patterson-UTI Energy, Inc. (a)	313,700	9,072
Superior Energy Services, Inc. (a)	112,400	921
Tidewater, Inc.	285,000	8,028
Varco International, Inc. (a)	99,500	1,636
W-H Energy Services, Inc. (a)	559,900	9,306
		65,403
Oil & Gas - 0.7%
Cimarex Energy Co. (a)	121,918	1,938
Pogo Producing Co.	63,100	2,275
Prima Energy Corp. (a)	88,539	2,059
		6,272
TOTAL ENERGY		71,675
FINANCIALS - 17.5%
Diversified Financials - 0.2%
Investment Technology Group, Inc. (a)	73,600	2,348
Insurance - 13.3%
Arch Capital Group Ltd. (a)	11,400	319
Arthur J. Gallagher & Co.	134,500	3,607
Berkshire Hathaway, Inc.:
Class A (a)	80	5,935
Class B (a)	2,404	5,914
Brown & Brown, Inc.	113,600	3,453
Everest Re Group Ltd.	144,700	8,395
HCC Insurance Holdings, Inc.	301,600	7,398
Hilb, Rogal & Hamilton Co.	105,700	4,334
IPC Holdings Ltd. (a)	133,571	4,163
Markel Corp. (a)	48,700	9,861
Montpelier Re Holdings Ltd.	222,900	5,662
Ohio Casualty Corp. (a)	311,100	4,103
PartnerRe Ltd.	168,400	8,925
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Penn-America Group, Inc.	199,400	$ 1,723
Philadelphia Consolidated Holding Corp. (a)	522,757	17,523
Platinum Underwriters Holdings Ltd.	111,200	2,791
Protective Life Corp.	146,700	4,193
RenaissanceRe Holdings Ltd.	144,538	5,926
RLI Corp.	148,600	4,161
Scottish Annuity & Life Holdings, Ltd.	35,700	632
StanCorp Financial Group, Inc.	42,000	2,268
Triad Guaranty, Inc. (a)	52,300	1,917
UICI (a)	365,400	5,328
		118,531
Real Estate - 4.0%
Corrections Corp. of America (a)(c)	2,215,988	35,635
TOTAL FINANCIALS		156,514
HEALTH CARE - 25.6%
Biotechnology - 0.6%
BioReliance Corp. (a)	83,300	2,270
Embrex, Inc. (a)	244,893	2,743
Nabi Biopharmaceuticals (a)	14,600	87
		5,100
Health Care Equipment & Supplies - 4.6%
Beckman Coulter, Inc.	162,700	4,531
CONMED Corp. (a)	111,100	2,175
Delaware Global Technologies Corp. warrants 3/28/08 (a)	705	0
Edwards Lifesciences Corp. (a)	204,200	5,246
Haemonetics Corp. (a)	109,600	2,325
INAMED Corp. (a)	94,600	2,522
Meridian Medical Technologies, Inc. (a)	14,800	653
Ocular Sciences, Inc. (a)	216,400	4,620
Respironics, Inc. (a)	239,400	7,646
Sybron Dental Specialties, Inc. (a)	331,100	4,784
Viasys Healthcare, Inc. (a)	150,800	2,425
Young Innovations, Inc. (a)	172,225	4,159
		41,086
Health Care Providers & Services - 19.3%
Alliance Imaging, Inc. (a)	576,600	6,469
American Healthways, Inc. (a)	109,700	2,156
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Apria Healthcare Group, Inc. (a)	170,300	$ 4,154
Community Health Systems, Inc. (a)	82,300	1,934
Corvel Corp. (a)	264,123	8,716
Coventry Health Care, Inc. (a)	190,100	6,361
Cryolife, Inc. (a)	72,200	279
DaVita, Inc. (a)	658,429	15,783
First Health Group Corp. (a)	444,005	11,535
Genesis Health Ventures, Inc. (a)	554,100	7,846
Gentiva Health Services, Inc.	696,300	5,529
Hanger Orthopedic Group, Inc. (a)(c)	1,101,800	15,646
Henry Schein, Inc. (a)	219,200	10,997
LabOne, Inc. (a)	44,300	772
Manor Care, Inc. (a)	555,691	10,986
National Healthcare Corp. (a)	108,200	1,951
Omnicare, Inc.	402,500	8,746
Pediatric Services of America, Inc. (a)	112,950	611
Province Healthcare Co. (a)	424,600	5,541
Radiologix, Inc. (a)	697,700	4,221
Renal Care Group, Inc. (a)	599,019	18,959
Specialty Laboratories, Inc. (a)	56,300	474
U.S. Physical Therapy, Inc. (a)(c)	705,009	7,022
Universal Health Services, Inc. Class B (a)	315,535	15,297
		171,985
Pharmaceuticals - 1.1%
KV Pharmaceutical Co. Class A (a)	134,400	2,285
Medicis Pharmaceutical Corp. Class A (a)	148,100	6,798
Salix Pharmaceuticals Ltd. (a)	102,500	841
		9,924
TOTAL HEALTH CARE		228,095
INDUSTRIALS - 12.4%
Aerospace & Defense - 3.4%
Alliant Techsystems, Inc. (a)	282,334	16,982
Armor Holdings, Inc. (a)	148,700	2,277
Engineered Support Systems, Inc.	17,458	854
Integrated Defense Technologies, Inc.	205,900	2,889
United Defense Industries, Inc.	312,400	7,151
		30,153
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.0%
UTI Worldwide, Inc.	1,300	$ 30
Airlines - 0.4%
Atlantic Coast Airlines Holdings, Inc. (a)	258,600	3,414
Building Products - 0.1%
Aaon, Inc. (a)	53,650	1,004
Commercial Services & Supplies - 4.9%
Ambassadors International, Inc.	33,300	276
Angelica Corp.	185,300	4,327
Certegy, Inc. (a)	196,600	4,129
FTI Consulting, Inc. (a)	279,200	11,615
Global Payments, Inc.	111,300	3,144
Headwaters, Inc. (a)	58,800	1,008
Healthcare Services Group (a)	158,900	1,885
Kroll, Inc. (a)	234,000	4,558
Learning Tree International, Inc. (a)	147,700	2,524
NDCHealth Corp.	144,900	2,557
On Assignment, Inc. (a)	248,500	2,112
Regis Corp.	194,600	5,710
		43,845
Construction & Engineering - 1.0%
Insituform Technologies, Inc. Class A (a)	145,000	2,307
Jacobs Engineering Group, Inc. (a)	228,100	6,909
		9,216
Electrical Equipment - 0.6%
Acuity Brands, Inc.	311,800	3,738
Genlyte Group, Inc. (a)	44,800	1,673
		5,411
Machinery - 2.0%
CLARCOR, Inc.	128,100	3,960
Dionex Corp. (a)	72,100	2,221
Donaldson Co., Inc.	64,500	2,036
Flowserve Corp. (a)	324,900	3,808
Quixote Corp.	160,173	3,159
Watts Industries, Inc. Class A	126,700	2,087
		17,271
TOTAL INDUSTRIALS		110,344
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 1.4%
Andrew Corp. (a)	120,200	$ 1,034
Plantronics, Inc. (a)	405,400	6,073
Scientific-Atlanta, Inc.	408,400	4,987
		12,094
Computers & Peripherals - 0.0%
SBS Technologies, Inc. (a)	40,400	335
Electronic Equipment & Instruments - 3.3%
Cognex Corp. (a)	69,281	1,314
Fisher Scientific International, Inc. (a)	651,000	18,619
Flir Systems, Inc. (a)	53,900	2,551
Millipore Corp.	69,900	2,377
PerkinElmer, Inc.	256,100	1,782
ScanSource, Inc. (a)	49,000	2,945
Somera Communications, Inc. (a)	32,900	66
		29,654
Internet Software & Services - 0.1%
Digitas, Inc. (a)	164,506	454
Fidelity National Information Solutions, Inc. (a)	47,765	914
		1,368
IT Consulting & Services - 0.3%
Forrester Research, Inc. (a)	9,200	127
New Horizons Worldwide, Inc. (a)	393,000	2,476
		2,603
Semiconductor Equipment & Products - 2.6%
Cohu, Inc.	113,400	1,789
Cymer, Inc. (a)	98,400	2,472
Entegris, Inc. (a)	252,900	2,177
Helix Technology, Inc.	394,600	4,037
Micrel, Inc. (a)	496,300	4,099
Semtech Corp. (a)	133,800	1,891
Teradyne, Inc. (a)	184,700	2,237
Varian Semiconductor Equipment Associates, Inc. (a)	177,900	4,238
		22,940
Software - 0.8%
Compuware Corp. (a)	494,600	2,399
FactSet Research Systems, Inc.	46,000	1,258
Jack Henry & Associates, Inc.	53,400	549
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Macromedia, Inc. (a)	194,600	$ 2,181
Moldflow Corp. (a)	100,862	556
		6,943
TOTAL INFORMATION TECHNOLOGY		75,937
MATERIALS - 5.4%
Containers & Packaging - 0.2%
Aptargroup, Inc.	50,500	1,410
Metals & Mining - 5.2%
Anglogold Ltd. sponsored ADR	55,900	1,407
Ashanti Goldfields Co. Ltd. GDR (a)	945,500	4,917
Barrick Gold Corp.	93,400	1,407
Echo Bay Mines Ltd. (a)	4,558,900	3,952
Glamis Gold Ltd. (a)	759,800	6,216
Gold Fields Ltd. New sponsored ADR	85,300	938
Harmony Gold Mining Co. Ltd. sponsored ADR	444,400	5,808
IAMGOLD Corp.	821,700	2,686
Kinross Gold Corp. (a)	3,292,500	5,476
Lihir Gold Ltd. sponsord ADR (a)	419,340	5,137
Newmont Mining Corp. Holding Co.	56,200	1,389
Placer Dome, Inc.	157,700	1,382
Royal Gold, Inc.	161,900	2,866
TVX Gold, Inc. (a)	258,400	2,770
		46,351
TOTAL MATERIALS		47,761
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Shenandoah Telecommunications Co.	3,600	180
UTILITIES - 0.6%
Gas Utilities - 0.3%
UGI Corp.	60,300	2,339
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.3%
Equitable Resources, Inc.	80,200	$ 2,855
TOTAL UTILITIES		5,194
TOTAL COMMON STOCKS (Cost $839,890)		837,462
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Delaware Global Technologies Corp. 6% 3/28/07 (Cost $1)	$ 1	0
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	29,698,816	29,699
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	9,243,600	9,244
TOTAL MONEY MARKET FUNDS (Cost $38,943)		38,943
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $878,834)		876,405
NET OTHER ASSETS - 1.7%		15,343
NET ASSETS - 100%		$ 891,748
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,841,092,000 and $2,613,639,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $468,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,238,000. The weighted average interest rate was 2.75%. At period end there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $23,561,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2002, the fund had a capital loss carryforward of approximately $66,069,000 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $8,848) (cost $878,834) - See accompanying schedule		$ 876,405
Cash		28
Receivable for investments sold		34,346
Receivable for fund shares sold		3,279
Dividends receivable		95
Interest receivable		119
Other receivables		309
Total assets		914,581

Liabilities
Payable for investments purchased	$ 11,819
Payable for fund shares redeemed	1,100
Accrued management fee	598
Other payables and accrued expenses	72
Collateral on securities loaned, at value	9,244
Total liabilities		22,833

Net Assets		$ 891,748
Net Assets consist of:
Paid in capital		$ 966,903
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,726)
Net unrealized appreciation (depreciation) on investments		(2,429)
Net Assets, for 65,763 shares outstanding		$ 891,748
Net Asset Value, offering price and redemption price per share ($891,748 ÷ 65,763 shares)		$ 13.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends (including $41 received from affiliated issuers)		$ 1,749
Interest		1,897
Security lending		214
Total income		3,860

Expenses
Management fee Basic fee	$ 6,334
Performance adjustment	1,356
Transfer agent fees	3,069
Accounting and security lending fees	269
Non-interested trustees' compensation	5
Custodian fees and expenses	80
Registration fees	69
Audit	35
Legal	9
Miscellaneous	34
Total expenses before reductions	11,260
Expense reductions	(2,137)	9,123
Net investment income (loss)		(5,263)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($512) on sales of investments in affiliated issuers)	(55,447)
Foreign currency transactions	26
Total net realized gain (loss)		(55,421)
Change in net unrealized appreciation (depreciation) on investment securities		(71,919)
Net gain (loss)		(127,340)
Net increase (decrease) in net assets resulting from operations		$ (132,603)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,263)	$ 4,246
Net realized gain (loss)	(55,421)	5,493
Change in net unrealized appreciation (depreciation)	(71,919)	(37,868)
Net increase (decrease) in net assets resulting from operations	(132,603)	(28,129)
Distributions to shareholders from net investment income	-	(1,221)
Distributions to shareholders from net realized gain	(23,561)	(30,003)
Total distributions	(23,561)	(31,224)
Share transactions Net proceeds from sales of shares	704,707	294,350
Reinvestment of distributions	23,161	30,621
Cost of shares redeemed	(453,711)	(173,769)
Net increase (decrease) in net assets resulting from share transactions	274,157	151,202
Redemption fees	877	318
Total increase (decrease) in net assets	118,870	92,167

Net Assets
Beginning of period	772,878	680,711
End of period (including undistributed net investment income of $0 and undistributed net investment income of $136, respectively)	$ 891,748	$ 772,878
Other Information Shares
Sold	43,891	19,481
Issued in reinvestment of distributions	1,414	1,926
Redeemed	(29,732)	(11,563)
Net increase (decrease)	15,573	9,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2002	2001	2000	1999 H	1999 G	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 16.87	$ 14.24	$ 13.83	$ 18.11	$ 13.06
Income from Investment Operations
Net investment income (loss) E	(.08)	.10 I	.03	.01	.07	.10
Net realized and unrealized gain (loss)	(1.33)	(.81)	2.60	.47	(3.71)	6.20
Total from investment operations	(1.41)	(.71)	2.63	.48	(3.64)	6.30
Distributions from net investment income	-	(.03)	(.02)	(.07)	(.04)	(.13)
Distributions from net realized gain	(.44)	(.74)	-	-	(.61)	(1.14)
Total distributions	(.44)	(.77)	(.02)	(.07)	(.65)	(1.27)
Redemption fees added to paid in capital E	.01	.01	.02	-	.01	.02
Net asset value, end of period	$ 13.56	$ 15.40	$ 16.87	$ 14.24	$ 13.83	$ 18.11
Total Return B, C, D	(9.58)%	(4.29)%	18.62%	3.48%	(20.61)%	50.21%
Ratios to Average Net Assets F
Expenses before expense reductions	1.12%	.86%	.88%	.86% A	.89%	1.01%
Expenses net of voluntary waivers, if any	1.12%	.86%	.88%	.86% A	.89%	1.01%
Expenses net of all reductions	.91%	.74%	.84%	.82% A	.85%	.97%
Net investment income (loss)	(.52)%	.66%	.20%	.15% A	.48%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 892	$ 773	$ 681	$ 556	$ 591	$ 919
Portfolio turnover rate	290%	450%	159%	173% A	96%	88%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the former sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G For the year ended April 30.

H Six months ended October 31.

I Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Independence Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 57,016	|
Unrealized depreciation	(66,101)
Net unrealized appreciation (depreciation)	(9,085)
Capital loss carryforward	(66,069)
Total Distributable earnings	$ (75,154)
Cost for federal income tax purposes	$ 885,490

The tax character of distributions paid during the year was as follows:

Long-term Capital Gains	$ 23,561

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,870 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,130 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $7.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Corrections Corp. of America	$ 5,224	$ -	$ -	$ 35,635
Hanger Orthopedic Group, Inc.	4,013	2,555	-	15,646
U.S. Physical Therapy, Inc.	4,147	3,058	-	7,022
Unifirst Corp.	1,349	1,437	41	10,179
TOTALS	$ 14,733	$ 7,050	$ 41	$ 68,482

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Small Cap Independence Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Independence Fund (the Fund), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the six months ended October 31, 1999, and the years ended April 30, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Independence Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended the six months ended October 31, 1999, and the years ended April 30, 1999 and 1998, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Independence (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1993

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1993

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1993

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill).
He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (43)

Year of Election or Appointment: 2002

Vice President of Small Cap Independence. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,
Mr. McDowell has worked as a research analyst and manager.

James M. Harmon (41)

Year of Election or Appointment: 2001

Vice President of Small Cap Independence. Mr. Harmon also serves as Vice President of another Fidelity Fund (2000). Since joining Fidelity Investments in 1995, Mr. Harmon has worked as a research analyst, portfolio assistant, and manager.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Small Cap Independence. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Small Cap Independence. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Independence. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1993 Assistant Treasurer of Small Cap Independence. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Independence. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Independence. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Independence. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,222,493,678.54	87.678
Against	279,721,708.70	4.696
Abstain	286,357,491.33	4.808
Broker Non-Votes	167,894,021.89	2.818
TOTAL	5,956,466,900.46	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,196,865,402.08	87.247
Against	473,285,291.69	7.946
Abstain	286,316,206.69	4.807
TOTAL	5,956,466,900.46	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,635,727,235.68	94.615
Withheld	320,739,664.78	5.385
TOTAL	5,956,466,900.46	100.00
Ralph F. Cox
Affirmative	5,623,905,681.38	94.417
Withheld	332,561,219.08	5.583
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	5,620,502,273.77	94.360
Withheld	335,964,626.69	5.640
TOTAL	5,956,466,900.46	100.00
Robert M. Gates
Affirmative	5,628,576,805.30	94.495
Withheld	327,890,095.16	5.505
TOTAL	5,956,466,900.46	100.00
Abigail P. Johnson
Affirmative	5,618,458,589.55	94.325
Withheld	338,008,310.91	5.675
TOTAL	5,956,466,900.46	100.00
Edward C. Johnson 3d
Affirmative	5,615,698,302.80	94.279
Withheld	340,768,597.66	5.721
TOTAL	5,956,466,900.46	100.00
Donald J. Kirk
Affirmative	5,631,713,874.00	94.548
Withheld	324,753,026.46	5.452
TOTAL	5,956,466,900.46	100.00
Marie L. Knowles
Affirmative	5,635,769,979.46	94.616
Withheld	320,696,921.00	5.384
TOTAL	5,956,466,900.46	100.00
Ned C. Lautenbach
Affirmative	5,636,294,430.25	94.625
Withheld	320,172,470.21	5.375
TOTAL	5,956,466,900.46	100.00
Peter S. Lynch
Affirmative	5,637,908,154.52	94.652
Withheld	318,558,745.94	5.348
TOTAL	5,956,466,900.46	100.00

* Denotes trust-wide proposals and voting results.

Annual Report

Proxy Voting Results - continued

	# of Votes	% of Votes
Marvin L. Mann
Affirmative	5,630,237,345.24	94.523
Withheld	326,229,555.22	5.477
TOTAL	5,956,466,900.46	100.00
William O. McCoy
Affirmative	5,630,329,324.79	94.525
Withheld	326,137,575.67	5.475
TOTAL	5,956,466,900.46	100.00
William S. Stavropoulos
Affirmative	5,616,650,285.04	94.295
Withheld	339,816,615.42	5.705
TOTAL	5,956,466,900.46	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	409,557,887.76	86.239
Against	33,342,616.18	7.021
Abstain	24,586,173.46	5.177
Broker Non-Votes	7,421,308.51	1.563
TOTAL	474,907,985.91	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	407,369,970.80	85.779
Against	36,132,718.25	7.608
Abstain	23,983,988.35	5.051
Broker Non-Votes	7,421,308.51	1.562
TOTAL	474,907,985.91	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCS-ANN-1202 158338
1.703160.105

Fidelity®

Stock Selector

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(automated graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector	-13.30%	-4.06%	133.56%
S&P 500 ®	-15.11%	3.69%	156.63%
Growth Funds Average	-16.68%	-3.63%	123.36%
Large-Cap Core Funds Average	-16.26%	-3.24%	126.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Stock Selector	-13.30%	-0.82%	8.85%
S&P 500	-15.11%	0.73%	9.88%
Growth Funds Average	-16.68%	-1.14%	7.86%
Large-Cap Core Funds Average	-16.26%	-0.82%	8.33%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the one-year period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall 12-month period, the large-cap-oriented Standard & Poor's 500SM Index dropped 15.11%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.04%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 5.56%.

(Portfolio Manager photograph)
An interview with James Catudal, Portfolio Manager of Fidelity Stock Selector Fund

Q. How did the fund perform, Jim?

A. For the 12-month period that ended October 31, 2002, the fund had a total return of -13.30%. For the same period, the growth funds average tracked by Lipper Inc. returned -16.68%, while the Standard & Poor's 500 Index fell 15.11%.

Q. What were the principal factors affecting performance?

A. It was a very difficult 12 months to be invested in the stock market. The overall economy sent out mixed signals - appearing weak early in the period, then showing signs of strength and then later showing weakness again. With this as a backdrop, investors were very nervous and quickly sold shares of any companies that had disappointing earnings or that were caught up in controversies surrounding possible accounting problems or fraudulent financial reporting. Any bad news or rumors of bad news led to big losses in the prices of individual stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Given this difficult environment, what were your principal strategies?

A. I invested in companies that I thought either could do well in the current environment or had stock valuations that became so cheap that they offered significant opportunity when the economy finally starts to recover. In the first group, I sought out companies whose revenues and earnings looked solid, with little risk of earnings disappointments. In the second group, I looked for more-cyclical companies with low stock prices if I thought their earnings declines were related to overall economic issues rather than company-specific problems. I made decisions on a stock-by-stock basis, and did not make any major bets on sectors either by significantly overweighting or underweighting specific industry groups. Near the end of the period, though, I increased the fund's investments in companies with attractive stock prices and that were poised to do well when the economy rebounds.

Q. Which investments had the greatest positive impact on performance?

A. Lowe's performed very well, helped by strength in the housing market, low interest rates, strong consumer spending and the emergence of a "nesting trend" that encouraged spending on home maintenance and improvements. Lockheed Martin also gained as it benefited from the increase in defense spending. American International Group was a positive contributor, supported by strong pricing in the property-and-casualty insurance market. Another very strong performer was Boston Scientific, whose stock gained on positive news about research on its new drug-coated stent for cardiac patients.

Q. What stocks were your greatest disappointments?

A. Tyco International was the single most significant detractor. It was caught up in controversies about its accounting methods and about possible misconduct by former executives. As a result, its stock price plummeted. While I reduced the fund's position in Tyco, I still held some shares in the company at the end of the period because its stock price was very cheap relative to its earnings potential in a cyclical recovery. Computer Associates and Gemstar - the owner of TV Guide - also fell hard because of questions about their accounting. In addition, Gemstar was hurt by an adverse ruling in a significant patent case involving its technology for an interactive television programming guide. At the end of the period, we no longer held either Computer Associates or Gemstar. Fund performance also was held back by its underweighted position in Pharmacia, whose stock gained on news that it was being acquired by Pfizer.

Q. What's your outlook for the coming months, Jim?

A. I think we may have seen the worst in terms of both the economy and stock market performance. I think it's likely the economy will begin recovering during the next year. As a result, I have positioned the portfolio to place greater emphasis on companies that can benefit from a recovery, rather than on more stable companies that have done relatively well during the market downturn.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital growth by investing mainly in a diversified portfolio of common stocks

Fund number: 320

Trading symbol: FDSSX

Start date: September 28, 1990

Size: as of October 31, 2002, more than $743 million

Manager: James Catudal, since 2001; Fidelity Select Financial Services Portfolio, 2000-2001; Fidelity Select Energy Service Portfolio, 1998-2000; Fidelity Select Industrial Materials Portfolio, 1997-1998; joined Fidelity in 1997

3

Jim Catudal on the effects of corporate accounting controversies:

"During the boom period of the mid-to-late 1990s, corporate managements were under great pressure to show earnings results that met or exceeded the market's expectations. Part of this pressure came from many executives being incentivized with stock and stock options to keep their companies' stock prices high. As a consequence, some executives resorted to more aggressive accounting methods to calculate earnings. These methods ranged from overly optimistic assumptions about acquisitions to potentially fraudulent accounting.

"However, when the economic slowdown hit, it became very difficult to maintain their earnings, which led to restatements of past earnings and questions about the quality of the company's financial statements. In response, portfolio managers had to focus not only on the quality of a company's financial statements, but also on the character of its management.

"Being able to have faith in the quality of reported earnings is of paramount importance. As we begin to see more and more reliable financial statements, I believe investors will regain confidence in the capital markets."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.9	4.3
American International Group, Inc.	4.1	3.9
Citigroup, Inc.	3.0	1.9
Pfizer, Inc.	2.9	2.6
Bank of America Corp.	2.1	2.1
General Electric Co.	2.0	2.4
Johnson & Johnson	2.0	2.3
Merck & Co., Inc.	1.8	1.3
Wal-Mart Stores, Inc.	1.7	1.0
The Coca-Cola Co.	1.6	1.5
	26.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.7	21.9
Health Care	17.0	14.3
Information Technology	15.7	18.1
Consumer Discretionary	10.5	9.5
Industrials	9.8	11.7
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Stocks 96.8%		Stocks 96.3%
	Convertible Securities 0.0%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	2.6%	** Foreign investments	2.7%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.1%
General Motors Corp.	20,000	$ 665
Hotels, Restaurants & Leisure - 0.9%
Marriott International, Inc. Class A	35,000	1,083
Outback Steakhouse, Inc. (a)	30,000	1,022
Sonic Corp. (a)	30,000	698
Starwood Hotels & Resorts Worldwide, Inc. unit	20,000	466
Station Casinos, Inc. (a)	10,000	180
Wendy's International, Inc.	50,000	1,584
Yum! Brands, Inc. (a)	50,000	1,127
		6,160
Household Durables - 0.0%
Pulte Homes, Inc.	2,000	92
Internet & Catalog Retail - 0.2%
eBay, Inc. (a)	20,000	1,265
Media - 4.6%
AOL Time Warner, Inc. (a)	420,000	6,195
Clear Channel Communications, Inc. (a)	150,300	5,569
Comcast Corp. Class A (special) (a)	180,000	4,142
E.W. Scripps Co. Class A	12,000	926
Fox Entertainment Group, Inc. Class A (a)	75,000	1,831
Gannett Co., Inc.	35,000	2,658
Omnicom Group, Inc.	10,000	576
Univision Communications, Inc. Class A (a)	65,000	1,684
Viacom, Inc. Class B (non-vtg.) (a)	240,000	10,706
		34,287
Multiline Retail - 2.3%
Kohl's Corp. (a)	39,100	2,285
Saks, Inc. (a)	75,000	814
Target Corp.	45,000	1,355
Wal-Mart Stores, Inc.	240,000	12,852
		17,306
Specialty Retail - 2.3%
AutoZone, Inc. (a)	15,000	1,287
Bed Bath & Beyond, Inc. (a)	10,000	355
Best Buy Co., Inc. (a)	15,000	309
Blockbuster, Inc. Class A	25,000	599
Gap, Inc.	100,000	1,177
Home Depot, Inc.	124,200	3,587
Limited Brands, Inc.	120,000	1,880
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	177,400	$ 7,403
The Men's Wearhouse, Inc. (a)	50,000	686
		17,283
Textiles Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	30,000	892
TOTAL CONSUMER DISCRETIONARY		77,950
CONSUMER STAPLES - 7.7%
Beverages - 2.9%
Anheuser-Busch Companies, Inc.	15,000	791
Pepsi Bottling Group, Inc.	102,100	2,752
PepsiCo, Inc.	132,900	5,861
The Coca-Cola Co.	260,800	12,122
		21,526
Food & Drug Retailing - 0.1%
Whole Foods Market, Inc. (a)	13,400	625
Food Products - 0.2%
Hershey Foods Corp.	27,000	1,757
Household Products - 2.3%
Colgate-Palmolive Co.	95,000	5,223
Procter & Gamble Co.	133,000	11,764
		16,987
Personal Products - 0.8%
Avon Products, Inc.	55,000	2,667
Gillette Co.	110,000	3,287
		5,954
Tobacco - 1.4%
Philip Morris Companies, Inc.	260,000	10,595
TOTAL CONSUMER STAPLES		57,444
ENERGY - 5.5%
Energy Equipment & Services - 1.1%
BJ Services Co. (a)	51,000	1,547
ENSCO International, Inc.	45,000	1,217
Nabors Industries Ltd. (a)	60,000	2,098
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Noble Corp. (a)	25,000	$ 808
Weatherford International Ltd. (a)	65,000	2,603
		8,273
Oil & Gas - 4.4%
Apache Corp.	40,000	2,162
BP PLC sponsored ADR	50,000	1,923
Burlington Resources, Inc.	70,000	2,884
ChevronTexaco Corp.	95,300	6,445
Exxon Mobil Corp.	344,800	11,606
Royal Dutch Petroleum Co. (NY Shares)	70,000	2,995
Teekay Shipping Corp.	45,000	1,475
Valero Energy Corp.	82,300	2,898
		32,388
TOTAL ENERGY		40,661
FINANCIALS - 23.7%
Banks - 5.5%
Bank of America Corp.	220,000	15,356
Bank of New York Co., Inc.	45,000	1,170
Fifth Third Bancorp	40,000	2,540
Mellon Financial Corp.	100,000	2,829
Synovus Financial Corp.	50,000	1,025
Wachovia Corp.	177,363	6,170
Washington Mutual, Inc.	65,000	2,324
Wells Fargo & Co.	190,000	9,589
		41,003
Diversified Financials - 10.7%
Alliance Capital Management Holding LP	50,000	1,456
American Express Co.	110,000	4,001
Charles Schwab Corp.	310,000	2,846
Citigroup, Inc.	602,366	22,257
Fannie Mae	120,000	8,023
Freddie Mac	135,000	8,313
Goldman Sachs Group, Inc.	50,000	3,580
Household International, Inc.	24,000	570
Investors Financial Services Corp.	20,000	613
J.P. Morgan Chase & Co.	40,000	830
Lehman Brothers Holdings, Inc.	35,000	1,864
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
MBNA Corp.	402,500	$ 8,175
Merrill Lynch & Co., Inc.	270,000	10,247
Morgan Stanley	95,000	3,697
SLM Corp.	30,000	3,082
		79,554
Insurance - 7.5%
ACE Ltd.	65,000	1,999
AFLAC, Inc.	115,000	3,501
Allstate Corp.	130,000	5,171
American International Group, Inc.	485,400	30,362
Everest Re Group Ltd.	35,000	2,031
Hartford Financial Services Group, Inc.	39,900	1,576
Marsh & McLennan Companies, Inc.	106,500	4,975
MetLife, Inc.	65,000	1,552
Prudential Financial, Inc.	53,000	1,548
Sun Life Financial Services of Canada, Inc.	75,000	1,261
The Chubb Corp.	10,000	564
Travelers Property Casualty Corp. Class A	91,240	1,218
		55,758
TOTAL FINANCIALS		176,315
HEALTH CARE - 17.0%
Biotechnology - 1.0%
Amgen, Inc. (a)	59,200	2,756
Biogen, Inc. (a)	35,000	1,284
Cephalon, Inc. (a)	10,000	503
Charles River Labs International, Inc. (a)	8,000	294
Gilead Sciences, Inc. (a)	45,000	1,563
Invitrogen Corp. (a)	30,000	836
MedImmune, Inc. (a)	13,400	342
		7,578
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	40,000	1,001
Biomet, Inc.	90,000	2,651
Boston Scientific Corp. (a)	130,000	4,892
C.R. Bard, Inc.	30,000	1,678
Guidant Corp. (a)	7,000	207
Kensey Nash Corp. (a)	80,000	1,351
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	123,000	$ 5,510
Therasense, Inc.	25,000	149
		17,439
Health Care Providers & Services - 2.7%
Anthem, Inc.	36,100	2,274
Cardinal Health, Inc.	72,000	4,983
HCA, Inc.	30,000	1,305
McKesson Corp.	70,000	2,087
Tenet Healthcare Corp. (a)	72,300	2,079
UnitedHealth Group, Inc.	53,000	4,820
Wellpoint Health Networks, Inc. (a)	30,000	2,256
		19,804
Pharmaceuticals - 10.9%
Abbott Laboratories	153,000	6,406
Allergan, Inc.	4,000	218
Barr Laboratories, Inc. (a)	20,200	1,188
Bristol-Myers Squibb Co.	163,700	4,029
Eli Lilly & Co.	60,000	3,330
Forest Laboratories, Inc. (a)	42,000	4,116
Johnson & Johnson	257,500	15,128
Merck & Co., Inc.	250,000	13,560
Mylan Laboratories, Inc.	35,000	1,101
Pfizer, Inc.	680,640	21,624
Pharmacia Corp.	80,000	3,440
Schering-Plough Corp.	160,300	3,422
Wyeth	112,600	3,772
		81,334
TOTAL HEALTH CARE		126,155
INDUSTRIALS - 9.8%
Aerospace & Defense - 1.8%
Aviall, Inc. (a)	90,000	840
Boeing Co.	50,000	1,488
Lockheed Martin Corp.	75,000	4,343
Northrop Grumman Corp.	18,000	1,856
United Technologies Corp.	75,000	4,625
		13,152
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.1%
Ryder System, Inc.	45,000	$ 1,033
Airlines - 0.3%
Delta Air Lines, Inc.	40,000	403
Southwest Airlines Co.	145,000	2,117
		2,520
Building Products - 0.2%
Masco Corp.	69,400	1,427
Commercial Services & Supplies - 2.4%
Automatic Data Processing, Inc.	85,000	3,615
Cendant Corp. (a)	205,000	2,358
Concord EFS, Inc. (a)	82,700	1,181
eFunds Corp. (a)	95,000	838
First Data Corp.	195,000	6,813
Manpower, Inc.	35,000	1,194
Sabre Holdings Corp. Class A (a)	35,000	671
Total System Services, Inc.	60,000	814
		17,484
Electrical Equipment - 0.3%
American Power Conversion Corp. (a)	30,000	388
Baldor Electric Co.	15,000	282
Emerson Electric Co.	25,000	1,205
		1,875
Industrial Conglomerates - 3.1%
3M Co.	33,000	4,189
General Electric Co.	607,500	15,339
Tyco International Ltd.	265,000	3,832
		23,360
Machinery - 0.8%
Caterpillar, Inc.	27,000	1,103
Illinois Tool Works, Inc.	20,000	1,228
Ingersoll-Rand Co. Ltd. Class A	85,000	3,315
Navistar International Corp.	10,000	224
Pall Corp.	25,000	434
		6,304
Road & Rail - 0.8%
CSX Corp.	80,000	2,208
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Kansas City Southern (a)	50,700	$ 710
Union Pacific Corp.	47,000	2,775
		5,693
TOTAL INDUSTRIALS		72,848
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	376,800	4,213
Lucent Technologies, Inc. (a)	755,000	929
Motorola, Inc.	501,400	4,598
		9,740
Computers & Peripherals - 3.0%
Apple Computer, Inc. (a)	165,200	2,655
Dell Computer Corp. (a)	420,600	12,033
EMC Corp. (a)	149,200	762
Gateway, Inc. (a)	145,000	435
Hewlett-Packard Co.	325,900	5,149
Storage Technology Corp. (a)	55,000	972
		22,006
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	63,000	866
Flextronics International Ltd. (a)	205,000	1,714
Thermo Electron Corp.	50,000	920
		3,500
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	210,000	3,133
IT Consulting & Services - 0.2%
Accenture Ltd. Class A (a)	75,000	1,266
Semiconductor Equipment & Products - 4.2%
Agere Systems, Inc. Class B (a)	153,446	143
Altera Corp. (a)	2,500	29
Analog Devices, Inc. (a)	35,000	938
Applied Materials, Inc. (a)	284,900	4,282
Fairchild Semiconductor International, Inc. Class A (a)	120,000	1,428
Intel Corp.	543,000	9,394
Intersil Corp. Class A (a)	31,400	533
KLA-Tencor Corp. (a)	81,800	2,915
Kopin Corp. (a)	135,000	501
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Linear Technology Corp.	15,000	$ 415
LSI Logic Corp. (a)	125,000	738
Micron Technology, Inc. (a)	140,000	2,240
National Semiconductor Corp. (a)	80,000	1,062
Semtech Corp. (a)	50,000	707
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	95,350	746
Texas Instruments, Inc.	248,900	3,948
Xilinx, Inc. (a)	85,000	1,614
		31,633
Software - 6.1%
Adobe Systems, Inc.	25,000	591
Compuware Corp. (a)	89,900	436
Mercury Interactive Corp. (a)	50,000	1,319
Microsoft Corp. (a)	677,400	36,220
Network Associates, Inc. (a)	69,875	1,110
Oracle Corp. (a)	400,000	4,076
PeopleSoft, Inc. (a)	30,000	543
VERITAS Software Corp. (a)	91,400	1,394
		45,689
TOTAL INFORMATION TECHNOLOGY		116,967
MATERIALS - 2.9%
Chemicals - 1.3%
E.I. du Pont de Nemours & Co.	125,000	5,156
Millennium Chemicals, Inc.	118,000	1,094
Monsanto Co.	21,324	352
PolyOne Corp.	100,000	800
Praxair, Inc.	50,000	2,725
		10,127
Containers & Packaging - 0.3%
Pactiv Corp. (a)	110,000	2,182
Metals & Mining - 1.0%
Alcoa, Inc.	190,000	4,191
Falconbridge Ltd.	277,000	2,597
Meridian Gold, Inc. (a)	30,000	480
		7,268
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.3%
International Paper Co.	65,000	$ 2,270
TOTAL MATERIALS		21,847
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T Corp.	518,000	6,755
BellSouth Corp.	100,000	2,615
Qwest Communications International, Inc. (a)	649,700	2,202
Verizon Communications, Inc.	270,000	10,195
		21,767
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	345,000	2,370
Nextel Communications, Inc. Class A (a)	170,000	1,918
		4,288
TOTAL TELECOMMUNICATION SERVICES		26,055
UTILITIES - 0.5%
Electric Utilities - 0.5%
Ameren Corp.	10,000	404
Cinergy Corp.	30,000	933
Dominion Resources, Inc.	50,000	2,400
		3,737
TOTAL COMMON STOCKS (Cost $744,402)		719,979
Money Market Funds - 2.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.83% (b)	19,797,097	$ 19,797
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	1,339,400	1,339
TOTAL MONEY MARKET FUNDS (Cost $21,136)		21,136
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $765,538)		741,115
NET OTHER ASSETS - 0.3%		2,409
NET ASSETS - 100%		$ 743,524
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,221,388,000 and $2,300,371,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $282,000 for the period.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $223,856,000 of which $142,500,000 and $81,356,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Showing Percentage of Net Assets

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $1,327) (cost $765,538) - See accompanying schedule		$ 741,115
Receivable for investments sold		19,325
Receivable for fund shares sold		177
Dividends receivable		694
Interest receivable		31
Other receivables		2
Total assets		761,344

Liabilities
Payable for investments purchased	$ 15,325
Payable for fund shares redeemed	614
Accrued management fee	428
Other payables and accrued expenses	114
Collateral on securities loaned, at value	1,339
Total liabilities		17,820

Net Assets		$ 743,524
Net Assets consist of:
Paid in capital		$ 1,032,730
Undistributed net investment income		1,846
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(266,629)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,423)
Net Assets, for 44,176 shares outstanding		$ 743,524
Net Asset Value, offering price and redemption price per share ($743,524 ÷ 44,176 shares)		$ 16.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 10,321
Interest		859
Security lending		35
Total income		11,215

Expenses
Management fee Basic fee	$ 5,342
Performance adjustment	730
Transfer agent fees	2,084
Accounting and security lending fees	252
Non-interested trustees' compensation	4
Custodian fees and expenses	81
Registration fees	37
Audit	41
Legal	9
Miscellaneous	28
Total expenses before reductions	8,608
Expense reductions	(973)	7,635
Net investment income (loss)		3,580
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(106,201)
Foreign currency transactions	(7)
Total net realized gain (loss)		(106,208)
Change in net unrealized appreciation (depreciation) on: Investment securities	(13,730)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		(13,728)
Net gain (loss)		(119,936)
Net increase (decrease) in net assets resulting from operations		$ (116,356)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,580	$ 7,862
Net realized gain (loss)	(106,208)	(160,687)
Change in net unrealized appreciation (depreciation)	(13,728)	(246,144)
Net increase (decrease) in net assets resulting from operations	(116,356)	(398,969)
Distributions to shareholders from net investment income	(7,186)	(6,505)
Distributions to shareholders from net realized gain	-	(247,178)
Total distributions	(7,186)	(253,683)
Share transactions Net proceeds from sales of shares	48,116	86,828
Reinvestment of distributions	6,816	240,328
Cost of shares redeemed	(204,784)	(259,467)
Net increase (decrease) in net assets resulting from share transactions	(149,852)	67,689
Total increase (decrease) in net assets	(273,394)	(584,963)

Net Assets
Beginning of period	1,016,918	1,601,881
End of period (including undistributed net investment income of $1,846 and undistributed net investment income of $5,591, respectively)	$ 743,524	$ 1,016,918
Other Information Shares
Sold	2,463	3,788
Issued in reinvestment of distributions	321	9,366
Redeemed	(10,639)	(11,492)
Net increase (decrease)	(7,855)	1,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 19.54	$ 31.80	$ 32.29	$ 27.09	$ 29.40
Income from Investment Operations
Net investment income (loss) B	.07	.14	.16	.20	.32
Net realized and unrealized gain (loss)	(2.64)	(7.33)	3.31	7.23	1.02
Total from investment operations	(2.57)	(7.19)	3.47	7.43	1.34
Distributions from net investment income	(.14)	(.13)	(.12)	(.30)	(.33)
Distributions from net realized gain	-	(4.94)	(3.84)	(1.93)	(3.32)
Total distributions	(.14)	(5.07)	(3.96)	(2.23)	(3.65)
Net asset value, end of period	$ 16.83	$ 19.54	$ 31.80	$ 32.29	$ 27.09
Total Return A	(13.30)%	(26.41)%	11.54%	29.15%	4.40%
Ratios to Average Net Assets C
Expenses before expense reductions	.94%	.67%	.61%	.62%	.68%
Expenses net of voluntary waivers, if any	.94%	.67%	.61%	.62%	.68%
Expenses net of all reductions	.83%	.63%	.56%	.59%	.64%
Net investment income (loss)	.39%	.62%	.52%	.67%	1.10%
Supplemental Data
Net assets, end of period (in millions)	$ 744	$ 1,017	$ 1,602	$ 1,654	$ 1,610
Portfolio turnover rate	255%	137%	164%	106%	122%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 47,796	|
Unrealized depreciation	(114,992)
Net unrealized appreciation (depreciation)	(67,196)
Undistributed ordinary income	1,847
Capital loss carryforward	(223,856)
Total Distributable earnings	$ (289,205)
Cost for federal income tax purposes	$ 808,311

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 7,186	|

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $859 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $970 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $2, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector (the Fund), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Stock Selector (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (43)

Year of Election or Appointment: 2002

Vice President of Stock Selector. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Stock Selector. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Stock Selector. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Stock Selector. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously,
Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Stock Selector. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Stock Selector. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Stock Selector. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Stock Selector. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,222,493,678.54	87.678
Against	279,721,708.70	4.696
Abstain	286,357,491.33	4.808
Broker Non-Votes	167,894,021.89	2.818
TOTAL	5,956,466,900.46	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,196,865,402.08	87.247
Against	473,285,291.69	7.946
Abstain	286,316,206.69	4.807
TOTAL	5,956,466,900.46	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,635,727,235.68	94.615
Withheld	320,739,664.78	5.385
TOTAL	5,956,466,900.46	100.00
Ralph F. Cox
Affirmative	5,623,905,681.38	94.417
Withheld	332,561,219.08	5.583
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	5,620,502,273.77	94.360
Withheld	335,964,626.69	5.640
TOTAL	5,956,466,900.46	100.00
Robert M. Gates
Affirmative	5,628,576,805.30	94.495
Withheld	327,890,095.16	5.505
TOTAL	5,956,466,900.46	100.00
Abigail P. Johnson
Affirmative	5,618,458,589.55	94.325
Withheld	338,008,310.91	5.675
TOTAL	5,956,466,900.46	100.00
Edward C. Johnson 3d
Affirmative	5,615,698,302.80	94.279
Withheld	340,768,597.66	5.721
TOTAL	5,956,466,900.46	100.00
Donald J. Kirk
Affirmative	5,631,713,874.00	94.548
Withheld	324,753,026.46	5.452
TOTAL	5,956,466,900.46	100.00
Marie L. Knowles
Affirmative	5,635,769,979.46	94.616
Withheld	320,696,921.00	5.384
TOTAL	5,956,466,900.46	100.00
Ned C. Lautenbach
Affirmative	5,636,294,430.25	94.625
Withheld	320,172,470.21	5.375
TOTAL	5,956,466,900.46	100.00
Peter S. Lynch
Affirmative	5,637,908,154.52	94.652
Withheld	318,558,745.94	5.348
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	5,630,237,345.24	94.523
Withheld	326,229,555.22	5.477
TOTAL	5,956,466,900.46	100.00
William O. McCoy
Affirmative	5,630,329,324.79	94.525
Withheld	326,137,575.67	5.475
TOTAL	5,956,466,900.46	100.00
William S. Stavropoulos
Affirmative	5,616,650,285.04	94.295
Withheld	339,816,615.42	5.705
TOTAL	5,956,466,900.46	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	301,989,565.90	80.587
Against	37,930,897.72	10.122
Abstain	18,898,647.67	5.043
Broker Non-Votes	15,916,390.07	4.248
TOTAL	374,735,501.36	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	298,014,394.01	79.527
Against	40,878,428.59	10.908
Abstain	19,926,288.69	5.318
Broker Non-Votes	15,916,390.07	4.247
TOTAL	374,735,501.36	100.00

* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

Fidelity®

Value

Fund

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value	-3.18%	17.68%	191.61%
Russell Midcap ® Value	-2.97%	19.63%	195.75%
S&P 500 ®	-15.11%	3.69%	156.63%
Capital Appreciation Funds Average	-13.72%	2.91%	128.37%
Mid-Cap Value Funds Average	-5.56%	18.52%	173.67%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks. You can also compare the fund's return to the performance of the Russell Midcap® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. corporations. Going forward, the fund's performance will be compared to the Russell Midcap Value Index rather than both the Russell Midcap Value Index and the S&P 500 Index because the Russell Midcap Value Index conforms more closely to the fund's investment strategy. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Value	-3.18%	3.31%	11.30%
Russell Midcap Value	-2.97%	3.65%	11.45%
S&P 500	-15.11%	0.73%	9.88%
Capital Appreciation Funds Average	-13.72%	-0.22%	7.60%
Mid-Cap Value Funds Average	-5.56%	3.01%	10.07%

Annual Report

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The bear market that clawed and chewed its way through U.S. equities since March of 2000 finally showed signs of hibernation in the final month of the one-year period that ended October 31, 2002, as a number of stock market indexes recorded high single-digit to low double-digit returns. For that one month at least, investors shrugged off the many negative influences that pressured the economy and equities during the past year, including fears of another war with Iraq, a possible double-dip recession, poor corporate profitability and behavior, and cracks in the strength of consumer spending, just to name a few. While that one month of good performance might one day be looked upon as the time when the bear crawled back in its cave, it did little to mitigate the damage that had already been done, particularly in the third quarter of 2002 - the worst quarter for U.S. equities in 15 years. For the overall 12-month period, the large-cap-oriented Standard & Poor's 500SM Index dropped 15.11%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 21.04%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 5.56%.

(Portfolio Manager photograph)
An interview with Rich Fentin, Portfolio Manager of Fidelity Value Fund

Q. How did the fund perform, Rich?

A. It was a good year, relatively speaking. For the 12 months ending October 31, 2002, the fund was down 3.18%. In comparison, the Standard & Poor's 500 Index fell 15.11% and the Russell Midcap Value Index declined 2.97%. As for our peers, the Lipper capital appreciation funds average dropped 13.72%.

Q. Why did the fund and the Russell index outperform the broader market and the Lipper peer group average by such wide margins?

A. Value stocks - those that are priced at a discount to their intrinsic value and typically carry lower multiples - are the focus of the fund and the Russell index. These stocks outperformed growth stocks for the majority of the period. Buying undervalued securities typically requires an investor to be patient, as it often takes some time for fundamentals to improve, and the value of the stocks to increase. Both the S&P 500 index and Lipper peer group include a significant exposure to growth stocks, meaning those that could be growing their profits at a faster rate, but typically are more costly to own. A variety of discomforting factors, including the prevailing economic slowdown, slumping corporate profits, threats of terrorism and corporate accounting scandals caused much of the investment community to favor undervalued stocks offering reasonable profit growth and more attractive valuations over growth stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which of the fund's value holdings came back into favor?

A. A year ago, the fund had a high exposure to economically sensitive - or cyclical - stocks in areas such as retailing, media and industrials. When signs of a potential increase in economic activity arose in early 2002 in the form of positive government data, these cyclical stocks took off and lifted the fund's return quite nicely. As investments in some of these industrial and consumer cyclical areas reached my target price, I reduced or eliminated the fund's overexposure to them to lock in profits. Some of the top-performing stocks I took profits in included Big Lots, Pacific Sunwear and Claire's Stores (retail), Furniture Brands (consumer durables), Tribune and Gannett (media), and air-freight carrier CNF (industrials). However, without any widespread increase in business activity during the third quarter of 2002, high expectations for a sustained economic rebound fell through, and the subsequent market sell-off toward the end of the period wiped out all of the positive return the fund had garnered earlier in the year.

Q. What other strategies were pursued?

A. After reducing the fund's holdings in industrial and consumer cyclicals, I redeployed those assets to newly undervalued areas, most notably to the technology sector. Many technology stocks finally came down to my kind of valuation level in the third quarter of 2002 - and I bought them. For example, I found several opportunities in semiconductor-related stocks, such as Flextronics and Celestica, where I was willing to be patient for the market to recognize the true worth of these companies. I also increased the fund's exposure to energy services stocks for the same reason.

Q. What investments disappointed?

A. Underweighting banking stocks was my biggest mistake, as this industry was among the best-performing areas of the market. Additionally, overweighting telecommunication services - the market's worst-performing group - held back the fund's return. Telecom service providers such as Qwest Communications and Broadwing suffered from the industry's overcapacity. Electronics manufacturer Celestica, another major underperformer, plunged after the company issued a disappointing profit forecast.

Q. What's your outlook, Rich?

A. I think the stock market is in nearly the same situation as a year ago, based on several factors, including a sluggish economy, poor business fundamentals, low inventories, and concerns about terrorism and future military engagements overseas. These factors, coupled with Wall Street's lowered expectations for economic and earnings growth in 2003, suggest that both the economy and stocks could have bottomed. Therefore, the stage could be set for another rebound in many economically sensitive stocks.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by investing primarily in common stocks of both domestic and foreign issuers; the fund also invests in companies that possess valuable fixed assets or are undervalued in the marketplace

Fund number: 039

Trading symbol: FDVLX

Start date: December 1, 1978

Size: as of October 31, 2002, more than $4.9 billion

Manager: Rich Fentin, since 1996; manager, Fidelity Puritan Fund, 1987-1996; Fidelity Value Fund, April 1992-
December 1992; Fidelity Growth Company Fund, 1983- 1987; joined Fidelity in 1980

3

Rich Fentin elaborates on the state of the stock market:

"There are certain signposts that signal the bottom of a bear market and many of these were present at the end of the period. The spreads widened between corporate bonds and government bonds, which increased borrowing costs and added stress on the economy. Inventories were at razor-thin levels, as companies strove to remain lean. Generally speaking, corporate earnings bottomed. And without a doubt, there were a lot of cheap stocks in the market. Many of these stocks exist below the radar screen of the widely followed companies in the S&P 500 index, but nonetheless are trading at historically cheap price-to-earnings multiples. Finally, all the major equity indexes are down sharply from their peaks a few years ago.

"There were several other peripheral issues weighing on investor confidence: Wall Street's recent corporate scandals and accounting irregularities, the possibility of war in Iraq and fears of job losses. These concerns heighten uncertainty and keep equity investors on the sidelines. You can't time a recovery in investor confidence, but at some point, when it turns positive, most of the fundamental factors that typically occur prior to a sustained equity market upswing will have taken place. Meanwhile, I expect that stocks could continue to crawl or walk some more before they run again."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
American Standard Companies, Inc.	2.3	1.9
Manpower, Inc.	1.1	1.0
Eaton Corp.	1.1	0.9
Wachovia Corp.	1.1	0.8
Freddie Mac	1.1	0.9
Liz Claiborne, Inc.	1.0	0.6
ConocoPhillips	0.9	0.9
Fannie Mae	0.9	0.8
Weatherford International Ltd.	0.9	0.9
Ceridian Corp.	0.9	0.9
	11.3
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.7	16.1
Consumer Discretionary	18.1	17.1
Industrials	17.4	19.1
Energy	10.6	8.9
Information Technology	8.8	6.4
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Stocks 94.9%		Stocks 86.5%
	Bonds 0.3%		Bonds 0.4%
	Convertible Securities 2.5%		Convertible Securities 2.1%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 11.0%
* Foreign investments	5.9%	** Foreign investments	2.6%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.0%
Auto Components - 0.1%
TRW, Inc.	131,900	$ 7,030
Automobiles - 0.2%
Monaco Coach Corp. (a)	711,950	11,526
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	1,320,800	16,246
Marriott International, Inc. Class A	520,000	16,084
Outback Steakhouse, Inc. (a)	883,400	30,080
Six Flags, Inc. (a)	2,078,600	9,499
Starwood Hotels & Resorts Worldwide, Inc. unit	560,000	13,048
		84,957
Household Durables - 3.0%
Black & Decker Corp.	617,300	28,865
Clayton Homes, Inc.	608,700	6,890
Fleetwood Enterprises, Inc.	159,100	891
Furniture Brands International, Inc. (a)	464,500	10,502
Leggett & Platt, Inc.	2,116,900	44,137
Newell Rubbermaid, Inc.	129,300	4,192
Snap-On, Inc.	666,100	17,352
Whirlpool Corp.	765,700	35,689
		148,518
Leisure Equipment & Products - 0.9%
Brunswick Corp.	1,005,700	20,697
Hasbro, Inc.	2,164,400	22,120
		42,817
Media - 3.1%
AOL Time Warner, Inc. (a)	2,000,000	29,500
Belo Corp. Series A	110,000	2,541
Clear Channel Communications, Inc. (a)	743,000	27,528
E.W. Scripps Co. Class A	290,200	22,401
Fox Entertainment Group, Inc. Class A (a)	1,229,840	30,020
Lamar Advertising Co. Class A (a)	135,000	4,582
Reader's Digest Association, Inc. Class A (non-vtg.)	728,271	11,842
Tribune Co.	514,000	24,698
		153,112
Multiline Retail - 1.9%
Big Lots, Inc. (a)	2,676,660	44,433
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc. (a)	1,430,800	$ 43,926
Saks, Inc. (a)	458,300	4,973
		93,332
Specialty Retail - 5.6%
AnnTaylor Stores Corp. (a)	300,000	7,029
AutoNation, Inc. (a)	2,608,400	27,675
Borders Group, Inc. (a)	1,632,200	28,123
Claire's Stores, Inc.	656,000	16,899
Foot Locker, Inc. (a)	1,220,000	11,956
Gap, Inc.	3,349,700	39,426
Gart Sports Co. (a)	283,000	5,269
Limited Brands, Inc.	2,413,300	37,816
Office Depot, Inc. (a)	940,000	13,527
Pacific Sunwear of California, Inc. (a)	575,100	13,440
RadioShack Corp.	1,721,600	35,981
Sherwin-Williams Co.	860,600	23,537
Staples, Inc. (a)	1,120,200	17,273
The Childrens Place Retail Stores, Inc. (a)	235,100	2,069
		280,020
Textiles Apparel & Luxury Goods - 1.5%
Jones Apparel Group, Inc. (a)	240,000	8,314
Liz Claiborne, Inc.	1,606,800	47,754
Polo Ralph Lauren Corp. Class A (a)	476,700	9,076
Russell Corp.	780,300	12,126
		77,270
TOTAL CONSUMER DISCRETIONARY		898,582
CONSUMER STAPLES - 1.6%
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	452,000	809
Winn-Dixie Stores, Inc.	1,300,000	19,526
		20,335
Food Products - 0.8%
Dean Foods Co. (a)	517,932	19,417
Hormel Foods Corp.	258,400	6,253
International Multifoods Corp. (a)	108,100	2,103
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Sensient Technologies Corp.	420,900	$ 10,249
Tyson Foods, Inc. Class A	180,000	1,993
		40,015
Household Products - 0.3%
Kimberly-Clark Corp.	309,400	15,934
Personal Products - 0.1%
Playtex Products, Inc. (a)	480,400	4,179
Tobacco - 0.0%
Loews Corp. - Carolina Group	33,500	670
TOTAL CONSUMER STAPLES		81,133
ENERGY - 10.6%
Energy Equipment & Services - 7.3%
Baker Hughes, Inc.	1,201,500	34,904
BJ Services Co. (a)	1,420,000	43,069
Carbo Ceramics, Inc.	32,900	1,050
Cooper Cameron Corp. (a)	839,300	39,128
Grant Prideco, Inc. (a)	1,692,100	16,346
Helmerich & Payne, Inc.	1,119,600	31,696
Maverick Tube Corp. (a)	528,200	6,735
National-Oilwell, Inc. (a)	1,838,500	38,333
Noble Corp. (a)	1,215,800	39,295
Pride International, Inc. (a)	624,700	8,671
Smith International, Inc. (a)	1,347,000	42,107
Varco International, Inc. (a)	1,060,000	17,426
Weatherford International Ltd. (a)	1,163,674	46,594
		365,354
Oil & Gas - 3.3%
Cimarex Energy Co. (a)	595,028	9,461
ConocoPhillips	979,731	47,517
Occidental Petroleum Corp.	1,246,500	35,563
Premcor, Inc.	719,100	14,418
Spinnaker Exploration Co. (a)	364,300	7,013
Teekay Shipping Corp.	463,400	15,190
TotalFinaElf SA sponsored ADR	470,000	31,969
		161,131
TOTAL ENERGY		526,485
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 19.4%
Banks - 7.5%
Bank of America Corp.	536,000	$ 37,413
Bank of Hawaii Corp.	1,092,700	32,366
Bank One Corp.	958,800	36,981
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	302,500	2,819
Banknorth Group, Inc.	1,152,800	26,710
City National Corp.	507,500	22,964
FleetBoston Financial Corp.	754,500	17,648
Hibernia Corp. Class A	1,468,011	28,934
Huntington Bancshares, Inc.	1,014,580	19,186
KeyCorp	1,183,400	28,910
Silicon Valley Bancshares (a)	651,300	12,238
SouthTrust Corp.	601,600	15,413
UnionBanCal Corp.	644,012	27,499
Wachovia Corp.	1,599,827	55,658
Zions Bancorp	209,300	8,416
		373,155
Diversified Financials - 3.7%
Allied Capital Corp.	763,000	16,061
Charles Schwab Corp.	1,927,800	17,697
Citigroup, Inc.	308,024	11,381
Fannie Mae	707,100	47,277
Freddie Mac	877,100	54,012
Household International, Inc.	163,000	3,873
iDine Rewards Network, Inc. (a)(e)	1,325,800	11,932
Merrill Lynch & Co., Inc.	100,000	3,795
Van der Moolen Holding NV sponsored ADR	831,584	18,669
		184,697
Insurance - 3.2%
ACE Ltd.	621,200	19,102
Allmerica Financial Corp.	365,700	3,112
Allstate Corp.	1,101,000	43,798
Commerce Group, Inc.	85,100	2,915
Everest Re Group Ltd.	356,900	20,707
Montpelier Re Holdings Ltd.	72,500	1,842
Nationwide Financial Services, Inc. Class A	124,200	3,440
Ohio Casualty Corp. (a)	934,400	12,325
PartnerRe Ltd.	462,600	24,518
PMA Capital Corp. Class A	177,300	2,411
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	290,000	$ 16,359
Travelers Property Casualty Corp. Class A	823,307	10,991
		161,520
Real Estate - 5.0%
Alexandria Real Estate Equities, Inc.	461,200	19,370
Apartment Investment & Management Co. Class A	414,100	14,551
Arden Realty, Inc.	995,900	21,312
AvalonBay Communities, Inc.	277,900	10,477
Boston Properties, Inc.	200,000	7,140
CenterPoint Properties Trust (SBI)	374,600	20,183
Duke Realty Corp.	1,012,500	24,604
Equity Office Properties Trust	880,000	21,190
General Growth Properties, Inc.	210,000	10,097
Mack-Cali Realty Corp.	791,400	22,864
Public Storage, Inc.	622,900	18,326
Reckson Associates Realty Corp.	1,084,600	22,028
Simon Property Group, Inc.	538,000	18,373
Vornado Realty Trust	506,300	18,607
		249,122
TOTAL FINANCIALS		968,494
HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.9%
Bausch & Lomb, Inc.	835,200	25,975
Baxter International, Inc.	137,200	3,433
Becton, Dickinson & Co.	512,400	15,121
		44,529
Health Care Providers & Services - 0.2%
IMS Health, Inc.	647,400	9,737
Pharmaceuticals - 0.3%
Bristol-Myers Squibb Co.	200,000	4,922
Schering-Plough Corp.	227,200	4,851
Wyeth	100,000	3,350
		13,123
TOTAL HEALTH CARE		67,389
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 17.4%
Aerospace & Defense - 0.7%
GenCorp, Inc.	1,314,800	$ 10,755
Honeywell International, Inc.	500,000	11,970
Precision Castparts Corp.	624,900	12,129
		34,854
Air Freight & Logistics - 0.7%
CNF, Inc.	1,060,300	34,131
Building Products - 3.1%
American Standard Companies, Inc. (a)	1,679,600	112,029
Masco Corp.	1,972,600	40,557
		152,586
Commercial Services & Supplies - 5.6%
Arbitron, Inc. (a)	472,742	16,144
Banta Corp.	380,800	11,729
Ceridian Corp. (a)	3,277,310	45,161
eFunds Corp. (a)	727,959	6,421
Herman Miller, Inc.	1,051,815	18,985
Iron Mountain, Inc. (a)	513,000	14,472
John H. Harland Co.	1,290,400	24,711
Manpower, Inc.	1,657,600	56,524
R.R. Donnelley & Sons Co.	1,122,200	22,500
Republic Services, Inc. (a)	831,500	17,112
Sabre Holdings Corp. Class A (a)	100,000	1,918
ServiceMaster Co.	16,000	164
Steelcase, Inc. Class A	1,666,000	15,177
Tetra Tech, Inc. (a)	1,328,400	11,796
Waste Management, Inc.	827,722	19,054
		281,868
Construction & Engineering - 0.6%
Fluor Corp.	1,360,700	32,181
McDermott International, Inc. (a)	99,500	353
		32,534
Electrical Equipment - 0.1%
AMETEK, Inc.	188,900	6,666
C&D Technologies, Inc.	30,000	479
		7,145
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 1.1%
Carlisle Companies, Inc.	394,800	$ 14,714
Textron, Inc.	925,000	37,925
		52,639
Machinery - 5.1%
Albany International Corp. Class A (e)	1,763,580	37,370
Caterpillar, Inc.	30,000	1,226
Crane Co.	762,900	14,014
Deere & Co.	300,000	13,917
Eaton Corp.	818,900	56,005
Harsco Corp.	925,200	23,731
Ingersoll-Rand Co. Ltd. Class A	651,500	25,409
ITT Industries, Inc.	119,900	7,791
Kennametal, Inc.	1,198,507	37,357
Pentair, Inc.	249,580	8,246
Terex Corp. (a)	1,404,700	16,379
UNOVA, Inc. (a)	2,413,700	12,069
		253,514
Road & Rail - 0.4%
CSX Corp.	687,300	18,969
TOTAL INDUSTRIALS		868,240
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 0.9%
Andrew Corp. (a)	794,900	6,836
Avocent Corp. (a)	338,500	6,770
Motorola, Inc.	2,690,000	24,667
Nokia Corp. sponsored ADR	500,000	8,310
		46,583
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	376,600	6,052
Dell Computer Corp. (a)	200,000	5,722
Storage Technology Corp. (a)	1,158,000	20,473
		32,247
Electronic Equipment & Instruments - 4.0%
Agilent Technologies, Inc. (a)	381,400	5,244
Amphenol Corp. Class A (a)	762,500	29,356
Arrow Electronics, Inc. (a)	1,688,300	22,167
Artesyn Technologies, Inc. (a)	654,100	1,164
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Avnet, Inc.	1,724,655	$ 16,039
Celestica, Inc. (sub. vtg.) (a)	1,630,000	22,537
CheckPoint Systems, Inc. (a)	171,300	1,730
Diebold, Inc.	231,700	8,260
Flextronics International Ltd. (a)	3,000,000	25,080
Merix Corp. (a)(e)	973,500	8,771
PerkinElmer, Inc.	1,746,700	12,157
Tektronix, Inc. (a)	390,000	6,891
Thermo Electron Corp.	2,050,400	37,707
		197,103
Internet Software & Services - 0.7%
Yahoo!, Inc. (a)	2,232,000	33,301
IT Consulting & Services - 0.4%
Acxiom Corp. (a)	320,100	4,033
Computer Sciences Corp. (a)	382,600	12,354
MPS Group, Inc. (a)	912,200	4,917
		21,304
Office Electronics - 0.6%
Xerox Corp. (a)	4,217,400	28,004
Semiconductor Equipment & Products - 0.9%
Advanced Micro Devices, Inc. (a)	349,900	2,148
Agere Systems, Inc.:
Class A (a)	3,966,300	3,451
Class B (a)	3,116,900	2,899
Atmel Corp. (a)	650,000	1,086
Axcelis Technologies, Inc. (a)	419,928	2,259
Fairchild Semiconductor International, Inc. Class A (a)	1,356,400	16,141
Integrated Device Technology, Inc. (a)	555,100	5,483
MKS Instruments, Inc. (a)	473,700	6,220
National Semiconductor Corp. (a)	290,000	3,851
		43,538
Software - 0.5%
Computer Associates International, Inc.	1,350,700	20,071
Compuware Corp. (a)	1,541,100	7,476
		27,547
TOTAL INFORMATION TECHNOLOGY		429,627
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 8.4%
Chemicals - 3.5%
Albemarle Corp.	656,200	$ 18,452
Crompton Corp.	2,953,176	19,580
Dow Chemical Co.	229,520	5,965
Engelhard Corp.	651,100	14,422
Ferro Corp.	590,800	14,457
Georgia Gulf Corp.	352,400	7,665
International Flavors & Fragrances, Inc.	366,100	12,283
Lyondell Chemical Co.	694,700	8,684
Monsanto Co.	358,900	5,933
Olin Corp.	471,800	7,671
OMNOVA Solutions, Inc. (a)(e)	2,637,800	10,525
PolyOne Corp.	3,499,600	27,997
Praxair, Inc.	230,200	12,546
RPM, Inc.	460,000	6,928
W.R. Grace & Co. (a)	1,251,000	2,177
		175,285
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	408,110	11,362
Containers & Packaging - 0.8%
Aptargroup, Inc.	375,900	10,499
Owens-Illinois, Inc. (a)	2,381,000	28,548
Smurfit-Stone Container Corp. (a)	255,100	3,319
		42,366
Metals & Mining - 3.0%
Agnico-Eagle Mines Ltd.	1,184,800	14,334
AK Steel Holding Corp. (a)	330,000	2,389
Alcan, Inc.	1,050,000	29,567
Alcoa, Inc.	1,246,600	27,500
Arch Coal, Inc.	814,600	14,141
Newmont Mining Corp. Holding Co.	681,300	16,842
Nucor Corp.	190,900	8,045
Outokumpu Oyj (A Shares)	100,000	990
Phelps Dodge Corp. (a)	560,000	17,371
Placer Dome, Inc.	219,400	1,923
Steel Dynamics, Inc. (a)	694,725	9,052
Xstrata PLC (a)	510,600	5,297
		147,451
Paper & Forest Products - 0.9%
Aracruz Celulose SA sponsored ADR	381,700	6,103
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Bowater, Inc.	294,700	$ 9,987
MeadWestvaco Corp.	750,000	15,713
Weyerhaeuser Co.	240,000	10,872
		42,675
TOTAL MATERIALS		419,139
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.4%
BellSouth Corp.	1,314,400	34,372
CenturyTel, Inc.	1,015,800	28,778
Citizens Communications Co.	4,101,900	34,128
Qwest Communications International, Inc. (a)	2,387,400	8,093
SBC Communications, Inc.	1,000,000	25,660
Verizon Communications, Inc.	978,700	36,956
		167,987
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	2,384,900	3,363
AT&T Wireless Services, Inc. (a)	2,424,900	16,659
		20,022
TOTAL TELECOMMUNICATION SERVICES		188,009
UTILITIES - 5.7%
Electric Utilities - 4.6%
AES Corp. (a)	1,470,000	2,602
CMS Energy Corp.	620,000	4,855
DPL, Inc.	1,185,200	16,356
DTE Energy Co.	714,200	32,203
Entergy Corp.	528,800	23,315
FirstEnergy Corp.	981,477	31,849
FPL Group, Inc.	445,000	26,246
Northeast Utilities	736,200	11,080
NSTAR	370,600	15,547
PPL Corp.	600,000	20,766
Southern Co.	1,056,100	31,366
TXU Corp.	827,400	11,873
		228,058
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - 0.5%
KeySpan Corp.	478,700	$ 17,487
Kinder Morgan, Inc.	200,000	7,322
		24,809
Multi-Utilities & Unregulated Power - 0.6%
Equitable Resources, Inc.	227,800	8,110
SCANA Corp.	689,700	20,125
		28,235
TOTAL UTILITIES		281,102
TOTAL COMMON STOCKS (Cost $5,385,891)		4,728,200
Convertible Preferred Stocks - 2.5%

CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	210,000	3,045
FINANCIALS - 0.3%
Diversified Financials - 0.2%
Union Pacific Capital Trust $3.125 TIDES (f)	238,000	12,079
Insurance - 0.1%
Hartford Financial Services Group, Inc. $3.00	88,800	3,881
TOTAL FINANCIALS		15,960
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00	30,305	12,112
MATERIALS - 0.3%
Containers & Packaging - 0.3%
Owens-Illinois, Inc. $2.375	681,200	15,804
UTILITIES - 1.6%
Electric Utilities - 1.0%
Ameren Corp. $2.438 ACES	431,500	11,392
Cinergy Corp. $4.75 PRIDES	182,000	9,611
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Dominion Resources, Inc. $4.375	530,000	$ 23,684
TXU Corp. $4.063 PRIDES	300,000	7,406
		52,093
Gas Utilities - 0.6%
KeySpan Corp. $4.375 MEDS	300,000	15,660
Sempra Energy $2.125	525,000	11,878
		27,538
TOTAL UTILITIES		79,631
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $171,003)		126,552
Corporate Bonds - 0.3%
	Principal Amount (000s)
Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09 (c)	$ 1,570	259
Nonconvertible Bonds - 0.3%
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SpectraSite Holdings, Inc.:
0% 4/15/09 (d)	32,005	6,401
0% 3/15/10 (d)	4,870	852
		7,253
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
9.375% 9/15/10	$ 11,000	$ 4,675
9.5% 6/1/09	3,330	1,465
		6,140
TOTAL NONCONVERTIBLE BONDS		13,393
TOTAL CORPORATE BONDS (Cost $26,748)		13,652
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 1.83% (b)	123,352,697	123,353
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	73,769,300	73,769
TOTAL MONEY MARKET FUNDS (Cost $197,122)		197,122
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $5,780,764)		5,065,526
NET OTHER ASSETS - (1.6)%		(81,994)
NET ASSETS - 100%		$ 4,983,532
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
MEDS	-	Mandatorily Exchangeable Debt Securities
PIERS	-	Preferred Income Equity Redeemable Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,079,000 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,176,151,000 and $2,201,530,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $248,000 for the period.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $162,422,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $66,755) (cost $5,780,764) - See accompanying schedule		$ 5,065,526
Receivable for investments sold		15,000
Receivable for fund shares sold		4,132
Dividends receivable		5,955
Interest receivable		403
Other receivables		183
Total assets		5,091,199

Liabilities
Payable to custodian bank	$ 8
Payable for investments purchased	24,488
Payable for fund shares redeemed	5,502
Accrued management fee	3,097
Other payables and accrued expenses	803
Collateral on securities loaned, at value	73,769
Total liabilities		107,667

Net Assets		$ 4,983,532
Net Assets consist of:
Paid in capital		$ 5,817,120
Undistributed net investment income		46,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(164,463)
Net unrealized appreciation (depreciation) on investments		(715,231)
Net Assets, for 111,471 shares outstanding		$ 4,983,532
Net Asset Value, offering price and redemption price per share ($4,983,532 ÷ 111,471 shares)		$ 44.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends (including $651 received from affiliated issuers)		$ 95,394
Interest		14,550
Security lending		789
Total income		110,733

Expenses
Management fee Basic fee	$ 32,729
Performance adjustment	8,886
Transfer agent fees	11,833
Accounting and security lending fees	701
Non-interested trustees' compensation	24
Custodian fees and expenses	112
Registration fees	306
Audit	58
Legal	53
Miscellaneous	148
Total expenses before reductions	54,850
Expense reductions	(1,557)	53,293
Net investment income (loss)		57,440
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(2,745) on sales of investments in affiliated issuers)	73,209
Foreign currency transactions	(3)
Total net realized gain (loss)		73,206
Change in net unrealized appreciation (depreciation) on investment securities		(482,355)
Net gain (loss)		(409,149)
Net increase (decrease) in net assets resulting from operations		$ (351,709)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,440	$ 53,854
Net realized gain (loss)	73,206	50,398
Change in net unrealized appreciation (depreciation)	(482,355)	146,641
Net increase (decrease) in net assets resulting from operations	(351,709)	250,893
Distributions to shareholders from net investment income	(50,683)	(71,057)
Share transactions Net proceeds from sales of shares	2,855,309	2,892,813
Reinvestment of distributions	49,020	68,386
Cost of shares redeemed	(2,085,330)	(1,793,834)
Net increase (decrease) in net assets resulting from share transactions	818,999	1,167,365
Total increase (decrease) in net assets	416,607	1,347,201

Net Assets
Beginning of period	4,566,925	3,219,724
End of period (including undistributed net investment income of $46,106 and undistributed net investment income of $40,918, respectively)	$ 4,983,532	$ 4,566,925
Other Information Shares
Sold	54,399	58,514
Issued in reinvestment of distributions	965	1,569
Redeemed	(41,804)	(37,417)
Net increase (decrease)	13,560	22,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 46.64	$ 42.79	$ 48.54	$ 51.90	$ 60.74
Income from Investment Operations
Net investment income (loss) B	.52 D	.63	.80	.76	.60
Net realized and unrealized gain (loss)	(1.94) D	4.17	(.20)	3.58	(1.01)
Total from investment operations	(1.42)	4.80	.60	4.34	(.41)
Distributions from net investment income	(.51)	(.95)	(.73)	(.55)	(.48)
Distributions from net realized gain	-	-	(5.62)	(7.15)	(7.95)
Total distributions	(.51)	(.95)	(6.35)	(7.70)	(8.43)
Net asset value, end of period	$ 44.71	$ 46.64	$ 42.79	$ 48.54	$ 51.90
Total Return A	(3.18)%	11.37%	1.24%	9.24%	(1.33)%
Ratios to Average Net Assets C
Expenses before expense reductions	.97%	.81%	.51%	.56%	.63%
Expenses net of voluntary waivers, if any	.97%	.81%	.51%	.56%	.63%
Expenses net of all reductions	.95%	.77%	.48%	.54%	.61%
Net investment income (loss)	1.02% D	1.29%	1.87%	1.50%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$ 4,984	$ 4,567	$ 3,220	$ 4,679	$ 5,892
Portfolio turnover rate	42%	49%	48%	50%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.02 and decrease net realized and unrealized gain (loss) per share by $.02. Without this change the ratio of net investment income (loss) to average net assets would have been .97%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 389,276	|
Unrealized depreciation	(1,103,023)
Net unrealized appreciation (depreciation)	(713,747)
Undistributed ordinary income	26,193
Capital loss carryforward	(162,422)
Total Distributable earnings	$ (849,976)
Cost for federal income tax purposes	$ 5,779,273

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 50,683	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $36 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $2,753 and decrease net unrealized appreciation/ depreciation by $2,753. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,733 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,497 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $6 and $54, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Albany International Corp. Class A	$ 7,859	$ 3,950	$ 327	$ 37,370
John H. Harland Co.	-	22,372	324	-
IDine Rewards Network, Inc.	12,627	-	-	11,932
Merix Corp.	2,985	-	-	8,771
OMNOVA Solutions, Inc.	-	5,616	-	10,525
TOTALS	$ 23,471	$ 31,938	$ 651	$ 68,598

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Value Fund (a fund of Fidelity Capital Trust) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Value Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Value Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Richard B. Fentin (47)

Year of Election or Appointment: 1996

Vice President of Value Fund. Mr. Fentin is also a Senior Vice President of FMR (1993). Prior to his current responsibilities Mr. Fentin managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Value Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Value Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Value Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Value Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Value Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,222,493,678.54	87.678
Against	279,721,708.70	4.696
Abstain	286,357,491.33	4.808
Broker Non-Votes	167,894,021.89	2.818
TOTAL	5,956,466,900.46	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	5,196,865,402.08	87.247
Against	473,285,291.69	7.946
Abstain	286,316,206.69	4.807
TOTAL	5,956,466,900.46	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,635,727,235.68	94.615
Withheld	320,739,664.78	5.385
TOTAL	5,956,466,900.46	100.00
Ralph F. Cox
Affirmative	5,623,905,681.38	94.417
Withheld	332,561,219.08	5.583
TOTAL	5,956,466,900.46	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	5,620,502,273.77	94.360
Withheld	335,964,626.69	5.640
TOTAL	5,956,466,900.46	100.00
Robert M. Gates
Affirmative	5,628,576,805.30	94.495
Withheld	327,890,095.16	5.505
TOTAL	5,956,466,900.46	100.00
Abigail P. Johnson
Affirmative	5,618,458,589.55	94.325
Withheld	338,008,310.91	5.675
TOTAL	5,956,466,900.46	100.00
Edward C. Johnson 3d
Affirmative	5,615,698,302.80	94.279
Withheld	340,768,597.66	5.721
TOTAL	5,956,466,900.46	100.00
Donald J. Kirk
Affirmative	5,631,713,874.00	94.548
Withheld	324,753,026.46	5.452
TOTAL	5,956,466,900.46	100.00
Marie L. Knowles
Affirmative	5,635,769,979.46	94.616
Withheld	320,696,921.00	5.384
TOTAL	5,956,466,900.46	100.00
Ned C. Lautenbach
Affirmative	5,636,294,430.25	94.625
Withheld	320,172,470.21	5.375
TOTAL	5,956,466,900.46	100.00
Peter S. Lynch
Affirmative	5,637,908,154.52	94.652
Withheld	318,558,745.94	5.348
TOTAL	5,956,466,900.46	100.00
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	5,630,237,345.24	94.523
Withheld	326,229,555.22	5.477
TOTAL	5,956,466,900.46	100.00
William O. McCoy
Affirmative	5,630,329,324.79	94.525
Withheld	326,137,575.67	5.475
TOTAL	5,956,466,900.46	100.00
William S. Stavropoulos
Affirmative	5,616,650,285.04	94.295
Withheld	339,816,615.42	5.705
TOTAL	5,956,466,900.46	100.00
PROPOSAL 4
To aprove a change in performance adjustment index for Fidelity Value Fund.
	# of Votes	% of Votes
Affirmative	2,265,097,041.05	85.240
Against	192,341,414.89	7.238
Abstain	129,361,650.47	4.868
Broker Non-Votes	70,516,847.70	2.654
TOTAL	2,657,316,954.11	100.00
PROPOSAL 5
To authorize the Trustees to change the performance adjustment index for Fidelity Value Fund in the future without a shareholder vote.
	# of Votes	% of Votes
Affirmative	2,055,238,063.97	77.343
Against	408,491,885.62	15.372
Abstain	123,070,156.82	4.632
Broker Non-Votes	70,516,847.70	2.653
TOTAL	2,657,316,954.11	100.00
PROPOSAL 6
To eliminate fundamental investment policies and adopt comparable non-fundamental policies for Fidelity Value Fund.
	# of Votes	% of Votes
Affirmative	2,176,778,858.38	81.916
Against	271,491,767.17	10.217
Abstain	138,529,480.86	5.213
Broker Non-Votes	70,516,847.70	2.654
TOTAL	2,657,316,954.11	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	2,199,497,913.64	82.771
Against	238,422,123.26	8.973
Abstain	148,880,069.51	5.602
Broker Non-Votes	70,516,847.70	2.654
TOTAL	2,657,316,954.11	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	2,190,705,327.69	82.440
Against	253,299,542.03	9.533
Abstain	142,795,236.69	5.373
Broker Non-Votes	70,516,847.70	2.654
TOTAL	2,657,316,954.11	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

VAL-ANN-1202 158312
1.538531.105

Supplement to the Fidelity® Value Fund
Annual Report
dated October 31, 2002

The following information supplements the information found in the "Trustees and Officers" section beginning on page 35.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Value Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

VAL-BK-1202
1.781485.100